LOGO

                    ------------ VERY IMPORTANT -------------

                         Enclosed is a proxy card which
                            requires your signature.

                    It has to do with the pending transaction
                     involving the Blanchard Group of Funds
                         and Signet Banking Corporation.
                                 It's important.

                     Please review and cast your vote today!
                     ---------------------------------------

Dear Valued Shareholder,

  Not long ago, I wrote you with exciting news. Subject to your approval, Sheffield Investments, Inc., and Sheffield Management Corporation, distributors and managers of the Blanchard Group of Funds, will become part of the Richmond, Virginia based Signet Banking Corporation, one of the nation's leading banking institutions.

  In my last letter, I noted that the considerable resources of Signet -- the 42nd largest bank in America -- will allow us to offer a far broader range of competitive services to you and our other shareholders.

  I also quoted a recent study by the investment firm of Donaldson, Lufkin & Jenrette which analyzed 65 of the nation's leading banks and ranked Signet as #1
                                                             -------------------
in capital strength,  a measure involving capital,  debt and shareholder equity.
--------------------
We think that this is important.

  Finally, Signet brings a long tradition of investment expertise to the partnership: the asset management division of Signet Banking Corporation has managed client investments since the 1950's.

                          We need your help to proceed

  On the following pages you will find details of the proposed transaction and be asked for your vote. In the course of representing and looking after your interests, your fund's independent board members have carefully evaluated this intended transaction and recommend that you vote FOR each proposal.

  In order for us to proceed,  it is  essential  that you take a few minutes now
                                      ------------------------------------------
and read through the materials, and then vote, sign and return your proxy.
--------------------------------------------------------------------------
                                                                  (over, please)


                            Your vote really counts!

  Because shareholder approval is required for any change in management, your individual vote is of critical importance. This gives you an important say in
                       --------
the management of your Funds.

(check mark) A different  voting  card  is  enclosed for each  Blanchard  mutual fund in which you are currently a shareholder. It is essential that you mark your card(s) in the appropriate spaces and return each of these cards.

  Please vote and return your proxy right away. Only by voting will we be able to move ahead with the Signet transaction. If the proxy is approved, the transaction is scheduled to be completed in late June, 1995.

  If a majority of shareholders do not return their votes, additional proxy statements must be sent out, costing money, as well as valuable time. So please, take a few moments to fill out and return the enclosed proxy voting card(s) now, while this material is at hand.

   If you wish to return your vote by fax, you may do so to fax number 1-800-733-1885. If you wish to vote your proxy in person, you may attend the
shareholder  meeting on          , 1995 at the offices of Kramer  Levin, Room __
__ th Fl, 919 Third Ave, New York, NY.

  You may also vote your proxy over the phone. To assure that our Investors' Services representatives are available for regular account service, we have retained the firm of Shareholder Communications Corporation which specializes in processing proxy votes over the phone. To vote by phone, call this firm at 1-800-733-8485 ext. 450 between the hours 9:00 a.m.-11:00 p.m. EST. If we have not received your vote as the meeting date approaches, you may receive a telephone call from this firm to ask for your vote. We hope that their telephone call does not inconvenience you.

  Please take a few moments now and complete your proxy card(s) and return it/them in the postage-paid envelope provided. Thank you for your help and cooperation, and for your prompt response.


                                   Here's to a great 1995!





                                   Michael Freedman
                                   President



P.S. Enclosed you'll find additional background information on Signet. I think you'll find it of interest.

              ----------------------------------------------------
               Because this is so important, please don't put off
                     returning your proxy. Send it in today!
              ----------------------------------------------------

                            BLANCHARD GROUP OF FUNDS

                41 MADISON AVENUE, 24TH FLOOR, NEW YORK, NY 10010

Dear Blanchard Fund Shareholder,

  As you review the enclosed proxy materials related to the proposed transaction between the management company and distributor of the Blanchard Group of Funds and Signet Banking Corporation, we thought you would enjoy some additional background information on Signet and the exciting prospects they offer to Blanchard and our shareholders.

  Thank you for your continued support.

                         Sincerely,

                         Michael Freedman, President, Blanchard Group of Funds

                     Introducing Signet Banking Corporation

Pending shareholder approval, the Blanchard Group of Funds will soon become part of the Richmond, Virginia-based Signet Banking Corporation. Here's a brief sketch of Signet...

  Signet is a $10 billion multi-bank holding company listed on the New York Stock Exchange under the symbol "SBK." Signet's asset size at the end of 1994 made it the 42nd largest bank in the nation.

  Headquartered in Richmond, Virginia, they provide a wide variety of financial services through their Capital Markets, Commercial and Consumer Banking businesses. Through various affiliates of Signet, Blanchard shareholders will have access to a wide variety of valuable financial services including insurance, discount brokerage, annuities, banking services and more.

  Signet's primary market area covers Virginia, Maryland and the District of Columbia, although several of their business units offer their services nationally. If you live in the primary market area, you are probably already well aware of Signet and their reputation for excellence.

  In 1994, a study by the investment firm of Donaldson, Lufkin & Jenrette ranked 65 of the nation's banks according to a set of performance measures. In that study, Signet ranked #1 in capital strength, a measure involving capital, debt and shareholder equity.

  A separate research report by Dean Witter updated on March 6, 1995, rates Signet stock as one of only 28 companies in the nation on their Buy-Recommended List.

  Plans are currently in the works to use Signet's considerable resources to forge an even stronger Blanchard Group of Funds:

                                                                  (over, please)
in terms of performance, expense levels and the scope of services we are able to offer you. We are very excited about this pending transaction, and about the potential advantages it offers for shareholders.

A Long Tradition of Investment Management

  Another benefit that Signet offers is their long tradition of investment management: their Asset Management Division has managed client investments since the 1950s. Current investment services include equities, municipal bond, government, federal agency and money market management and trading, as well as foreign exchange trading and discount brokerage.

  Signet offers specialized services for trust, leasing, asset-based lending, cash management, real estate, insurance and consumer financing, as well as trade financing through an international operation.

  Garry M. Allen, President and Chief Investment Officer for Virtus Capital Management, Inc., a Signet subsidiary, will be lending his expertise on portfolio management to the management here at Blanchard.

  Prior to joining Signet in 1994, Mr. Allen was the Managing Director of U.S. Equities for the $16 billion Virginia Retirement System, a top performer among its peers, and one of the nation's largest pools of assets. His job responsibilities included overseeing the management of over $8 billion in equities investments. An important part of his expertise is in the area of "managing managers" - working to optimize the performance of independent portfolio managers such as those retained by the Blanchard Group of Funds.

  Mr. Allen and his team of analysts should greatly complement the managers at Blanchard. They will also make an important contribution in the development of an expanded level of products and services designed to better meet your investing needs.

  These are exciting  times for the  shareholders,  staff and  management of the
Blanchard Group of Funds. Signet's financial strength, their investment expertise, and their shared commitment to exemplary customer service should help us excel in meeting your needs in 1995 and beyond.

  If you have any questions whatsoever about this proposed transaction, or you need help with the proxy which follows, please call 1-800-829-3863 today.

Please cast your proxy vote today! Your vote is essential!

                           PRELIMINARY PROXY MATERIAL

       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY


                            BLANCHARD GROUP OF FUNDS

                          41 Madison Avenue, 24th Floor
                            New York, New York 10010

                                  May ____, 1995

                                    ----------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                                    ----------

                         To be Held on __________, 1995

To the Shareholders:

    Special Meetings of the shareholders of Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard 100% Treasury Money Market Fund, Blanchard Short-Term Global Income Fund, Blanchard American Equity Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Bond Fund, Blanchard Flexible Tax-Free Bond Fund, Blanchard Worldwide Emerging Markets Fund, Blanchard Capital Growth Fund and Blanchard Growth & Income Fund (each, a "Fund" and, collectively, the "Funds") will be held on the date, and at the time and place, set forth in the Fund Exhibit accompanying, and forming a part of, these materials. The Meetings will be held for the following purposes:

The following Proposals apply to shareholders of each Fund:

    1. To approve a new investment advisory contract upon closing of the proposed transaction. No fee increase is proposed.

    2. To elect new Board Members to hold office until their successors are duly elected and qualified.


    3. To  ratify  the  selection  of  Price   Waterhouse   LLP  as  independent
       accountants of the Fund.



The following Proposal applies to shareholders of each Fund except Blanchard 100% Treasury Money Market Fund.


    4. To approve a new distribution plan. No fee increase is proposed.

The following Proposal applies to shareholders of Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard Short-Term Global Income Fund, Blanchard American Equity Fund, Blanchard Flexible Income Fund, Blanchard
Short-Term Bond Fund, Blanchard Flexible Tax-Free Bond Fund and Blanchard Worldwide Emerging Markets Fund:


    5. To approve the Fund's new sub-advisory agreement(s). No fee increase is proposed.


The following Proposal applies to shareholders of each Fund except Blanchard Precious Metals Fund, Inc.:

    6. To amend the Agreement and Declaration of Trust of The Blanchard Funds to permit the creation of additional classes of shares.

    7. Finally, to transact such other business as may properly come before a Fund's Special Meeting, or any adjournment or adjournments thereof.

Important: When we have solicited proxies in the past, you have received a proxy statement directed solely to your Fund. Because this transaction affects all of the Funds and because much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient and cost-effective to prepare a single, "combined" proxy statement for use by the shareholders of all Funds. Further information pertaining to your Fund is contained in a separate Exhibit (the "Fund Exhibit") which accompanies, and forms a part of, these materials. (If you own shares in more than one Fund, the term "your Fund" means each of your Funds.) A separate proxy voting card for each Fund you own is enclosed with these proxy materials.

    As you may be aware, each of the Funds, with the exception of Blanchard Precious Metals Fund, Inc. (which is a Maryland corporation) (the "Corporation"), are series of Blanchard Funds (the "Trust") which is a Massachusetts business trust. While the nomenclature of each state varies, for ease of presentation, we will refer to you throughout the combined proxy statement as a "shareholder," your Fund shares as "shares" and your directors or trustees as "Board Members."


    Shareholders of record as of the close of business on ____________, 1995 are entitled to receive notice of, and to vote at, the Special Meeting of their Fund and any and all adjournments thereof. Your attention is called to the accompanying combined proxy statement.


                                   By Order of the Boards
                                   Lawrence Liebman
                                   Secretary


New York, New York
May ____, 1995


--------------------------------------------------------------------------------
                                    IMPORTANT

 YOU ARE INVITED TO ATTEND YOUR SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------

                            BLANCHARD GROUP OF FUNDS

                            COMBINED PROXY STATEMENT

                                 --------------


         Special Meetings of Shareholders To be Held on __________, 1995


    This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of each of the Blanchard Global Growth Fund ("BGGF"), Blanchard Precious Metals Fund, Inc. ("BPMF"), Blanchard 100% Treasury Money Market Fund ("BTMMF"), Blanchard Short-Term Global Income Fund ("BSTGIF"), Blanchard American Equity Fund ("BAEF"), Blanchard Flexible Income Fund ("BFIF"), Blanchard Short-Term Bond Fund ("BSTBF"), Blanchard Flexible Tax-Free Bond Fund ("BFTFBF"), Blanchard Worldwide Emerging Markets Fund ("BWEMF"), Blanchard Capital Growth Fund ("BCGF") and Blanchard Growth & Income Fund
("BGIF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Shareholders of each Fund to be held for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders. Shareholders of record at the close of business on ________, 1995 (the "Record Date") are entitled to be present and to vote at the Meeting of their Fund, and at any and all adjournments thereof.


    The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held as of the Record Date. Sheffield Management Company ("SMC") may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Funds and employees of SMC, without additional compensation, may solicit proxies in person or by telephone, and/or the Funds may engage a proxy service firm to assist in the solicitation of proxies. The costs associated with such solicitation and the Meetings will be borne by SMC.

    Each Fund share is entitled to one vote. Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders. If the accompanying form of proxy is properly executed, returned in time to be voted at a Special Meeting and unrevoked, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder(s). Executed proxies that are unmarked will be voted in favor of all proposals. The proxy holder will vote in his or her discretion upon any other business as may properly come before a Fund's Special Meeting, or any adjournment or adjournments thereof. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any shareholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. Your Fund has outstanding the number of shares indicated on the separate Exhibit accompanying, and forming a part of, these materials (the "Fund Exhibit"). Proxy materials will be first sent to shareholders of record on or about , 1995.


    The most recent annual and semi-annual reports of each Fund, including financial statements, have been mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please call the Fund at 800-829-3863, and they will be sent by first-class mail within 48 hours.



    Proposals  are to be voted  upon by  shareholders  of the Funds as  follows:

Proposal 1--This Proposal applies to shareholders of each Fund.

    Shareholders will be asked to vote to approve their Fund's new investment advisory contract.

Proposal 2--This Proposal applies to shareholders of each Fund.

    Shareholders will be asked to elect their Fund's new Board Members.


VOTE  YOUR  PROXY  TODAY!  BY MAIL,  use  enclosed  return  envelope.  BY PHONE:
1-800-733-8485,  ext.  450 (Mon.  - Fr.,  9:00 a.m.  - 11:00  p.m.  EST) BY FAX:
1-800-733-1885 (24 hours, 7 days a week). QUESTIONS? Call  1-800-829-3863.

Proposal 3--This Proposal applies to shareholders of each Fund.


    Shareholders will be asked to vote to ratify the selection of Price Waterhouse LLP as independent accountants of their Fund.


Proposal 4--This Proposal applies to shareholders of each Fund except BTMMF.

    Shareholders will be asked to vote to approve their Fund's new distribution plan.

Proposal 5--This Proposal applies only to shareholders of BGGF, BPMF, BSTGIF, BAEF, BFIF, BSTBF, BFTFBF and BWEMF.

    Shareholders will be asked to vote to approve their Fund's new sub-advisory agreement(s).

Proposal 6--This Proposal applies to shareholders of all funds except BPMF.

    Shareholders of the Trust will be asked to approve an amendment to the Agreement and Declaration of Trust to permit the creation of additional classes of shares.

    The table below illustrates which Proposals are to be voted upon by shareholders of a Fund:

--------------------------------------------------------------------------------
Fund                                     Proposal Number
----                                     ---------------
                         1        2        3        4       5        6
BGGF ..............      X        X        X        X       X        X
BPMF ..............      X        X        X        X       X
BTMMF .............      X        X        X                         X
BSTGIF ............      X        X        X        X       X        X
BAEF ..............      X        X        X        X       X        X
BFIF ..............      X        X        X        X       X        X
BSTBF .............      X        X        X        X       X        X
BFTFBF ............      X        X        X        X       X        X
BWEMF .............      X        X        X        X       X        X
BCGF ..............      X        X        X        X                X
BGIF ..............      X        X        X        X                X
--------------------------------------------------------------------------------

    In the event the shareholders of each Fund do not adopt Proposals 1, 2, 4 and 5 (as applicable), and the shareholders of BTMMF do not adopt Proposals 1 and 2, the closing of the purchase described in Proposal 1 of this proxy statement will not proceed. If the purchase described in Proposal 1 of this proxy statement is not consummated, Proposals 1, 2, 4 and 5 will not be implemented, even if the shareholder vote necessary to adopt them is received. Regardless of the other proposals, the shareholders of BAEF must approve, via Proposal 5, a sub-advisory agreement with either Sheffield Management Company or Virtus Capital Management, Inc. and Provident Investment Counsel, Inc.


    A majority of the outstanding shares of a Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of such Fund's business at the Meeting.

    The affirmative vote of a "majority of the outstanding voting securities" of a Fund is required for the approval of Proposals 1, 4 and 5. For purposes of this requirement, a "majority of the outstanding voting securities" of a Fund has the meaning assigned to that term in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e. (i) 67% or more of the shares of such Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, whichever is less. A plurality (with respect to the Trust) or a majority (with respect to the Corporation) of the votes cast at the Meeting is required for the election of Board Members (Proposal 2) and a majority of the votes cast at the Meeting is required for the ratification of independent accountants (Proposal 3). A majority of the shares of each Fund entitled to vote is required for the approval of the amendment to the Agreement and Declaration of Trust (Proposal 6).

    If a quorum is not present at a Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more of the Funds on one or more of the Proposals in this combined proxy statement prior to any adjournment if sufficient votes have been received for approval. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Special Meeting of the Fund for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Special Meeting for purposes of determining a quorum but shall not be deemed represented at the Special Meeting for purposes of calculating the vote with respect to such matter.

    To the best of each Fund's knowledge, as of , 1995, no person beneficially owned, directly or indirectly, 5% or more of the outstanding shares of a Fund.







   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Description of the Parties Involved ........................................   7


PROPOSAL 1--APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACTS BETWEEN THE
            FUNDS  AND  VIRTUS  CAPITAL MANAGEMENT, INC., A SUBSIDIARY OF
            SIGNET BANKING CORPORATION .....................................   7

    Information Concerning the Purchase ....................................   7

    Information Concerning Signet Banking Corporation ......................   8

    Information Pertaining to SMC and SII ..................................   9

    Existing Management Agreements and New Investment Advisory Contracts ...  10

    Custodian ..............................................................  11

    Portfolio Transactions and Brokerage ...................................  11

    Deliberations by the Funds' Board Members ..............................  12

      New Investment Advisory Contracts ....................................  12

      Administrative Services Agreement ....................................  13

    VCM and its Principal Executive Officer and Directors ..................  14

    Required Vote ..........................................................  14


PROPOSAL 2--ELECTION  OF  NEW BOARD MEMBERS TO SERVE UPON CONSUMMATION OF
            THE PURCHASE ...................................................  15

    Nominees for Election to the Boards ....................................  15

    Committees of the Board ................................................  16

    Remuneration of Board Members and Officers .............................  17

    Trustee Compensation Nominees ..........................................  17

    Remuneration--Current Board Members ....................................  18

    Current Officers of the Fund ...........................................  18

    Required Vote ..........................................................  18


PROPOSAL 3--RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS .......  18

    Required Vote ..........................................................  19


PROPOSAL 4--APPROVAL OF DISTRIBUTION PLANS .................................  19

    Introduction ...........................................................  19

    Existing Distribution and Marketing Plans ..............................  19

    New Distribution Plans .................................................  20

    Related Action by the Boards ...........................................  20

    Required Vote ..........................................................  20


PROPOSAL 5--APPROVAL OF NEW SUB-ADVISORY AGREEMENTS ........................  21

    The Existing and New Sub-Advisory Agreements-All above-referenced
      Funds, except BAEF ...................................................  21

    New Sub-Advisory Agreement-BAEF Only ...................................  21

    Required Vote ..........................................................  22

PROPOSAL 6--PROPOSAL TO AMEND THE AGREEMENT AND DECLARATION OF TRUST TO
            PERMIT THE CREATION OF ADDITIONAL CLASSES OF SHARES ............  22

    Required Vote ..........................................................  22

ADDITIONAL INFORMATION .....................................................  23

    Shareholder Proposals ..................................................  23

Description of the Parties Involved

    Sheffield Management Corporation and Sheffield Investments, Inc. are the manager and distributor, respectively, of the Blanchard Group of Funds.

    Signet Banking Corporation is a registered bank holding company. Headquartered in Richmond, Virginia, it has consolidated assets of $12.9 billion as of December 31, 1994, including assets of approximately $3 billion held by Capital One Financial Corporation, Signet Banking Corporation's former credit card subsidiary, which was distributed to Signet Banking Corporation's shareholders in the first quarter of 1995. Signet Banking Corporation provides a number of financial services through subsidiary organizations.

     Signet Trust Company, Signet Financial Services and Virtus Capital Management, Inc. are the Signet Banking Corporation subsidiaries concerned in this transaction. Signet Trust Company is a subsidiary which administers trust operations for Signet Banking Corporation. It is anticipated that Signet Trust Company will serve as custodian for the securities and cash of the Funds.

    Signet Financial Services, a wholly owned subsidiary of Signet Banking Corporation, acts as a broker-dealer in domestic securities.

    Virtus Capital Management, Inc., a subsidiary of Signet Trust Corporation, is the proposed new investment advisor to the Blanchard Group of Funds.

    The Virtus Funds are mutual funds managed by Virtus Capital Management, Inc. and sold by Signet Financial Services.

    Federated Securities Corp. and Federated Administrative Services are the companies proposed by the Fund Boards to assume management of the distribution functions and administrative responsibilities, respectively, of the Funds.

                                   PROPOSAL 1
                         APPROVAL OF THE NEW INVESTMENT
                         ADVISORY CONTRACTS BETWEEN THE
                   FUNDS AND VIRTUS CAPITAL MANAGEMENT, INC.,
                   A SUBSIDIARY OF SIGNET BANKING CORPORATION

Information Concerning the Purchase

    SMC and Sheffield Investments, Inc. ("SII") (collectively the "Companies") have entered into an asset purchase agreement with Signet Banking Corporation ("SBC") and its subsidiaries, Signet Trust Company ("STC") and Signet Financial Services ("SFS"), dated February 15, 1995 (the "Asset Purchase Agreement"), pursuant to which the Companies will sell to SBC or to such wholly owned subsidiaries of SBC as it shall designate (the "Buyer") certain of SMC's and SII's assets relating to each of the Funds, all other assets, and the right to succeed to certain contracts of the Companies with the Funds (the "Purchase"). The Funds had combined assets of approximately $962 million as of May 1, 1995.

    The Purchase price is $15,000,000 in the case of SMC and $10,000,000 in the case of SII, subject in each case to certain adjustments, including an adjustment based upon any difference between the net assets of the Funds on the day prior to closing as compared to the net assets of the Funds on February 14, 1995, payable in cash and promissory notes.

    As indicated below, no material change is contemplated in the management of the Funds and the management fee payable by each of the Funds will not change under each new investment advisory contract. If the Purchase is consummated, STC plans to retain the present sub-advisors of the following Funds: BGGF, BPMF, BSTGIF, BAEF, BFIF, BSTBF, BFTFBF and BWEMF and certain other personnel of the Companies in the management and administration activities of the Funds.

    At meetings of the respective Boards of the Funds held on March 7, March 24, and May 2, 1995, each Board considered and approved a new investment advisory contract, new sub-advisory agreements (as applicable) and, a new underwriting agreement and an administration agreement (the "New Agreements"), to be entered into with Federated Securities Corp. ("FSC") and Federated Administrative Services, ("FAS"), respectively. The Boards also approved the nominees for election as Board Members and with respect to each Fund, except for BTMMF, new distribution plans, and determined to recommend to shareholders that they vote FOR approval of the new investment advisory contracts, the nominees for election as Board Members and the new distribution plans.

    The assets that are required to be transferred by the Companies under the Asset Purchase Agreement consist of the following: (i) the "SMC Assets," including (A) all of the assets, properties and rights of SMC in existence as of immediately prior to the closing, except certain SMC excluded assets described below and (B) the assets of SciAd, a Vermont corporation which served as the Funds' marketing company prior to being acquired by SMC in February, 1995; and
(ii) the "SII Assets," including all of the assets, properties and rights of SII in existence as of immediately prior to the closing, except certain SII excluded assets described below (collectively with the SMC Assets, the "Assets"). Excluded from the Assets are the management agreements between the Funds and SMC, the sub-advisory agreements between SMC and the current portfolio managers of the Funds, and the distribution agreements between SII and the Funds and SII's Shareholder Servicing Agreement with respect to an investment company that is not one of the Funds. Also excluded from the Assets are certain insurance policies, car leases, agreements with and receivables from stockholders of the Companies, receivables from employees of SciAd, potential claims against current and former stockholders, directors and officers of the Companies, tax refunds and tax receivables.

     The consummation of the Purchase is subject to the fulfillment of certain conditions, including: (i) approval by both the Boards of the Funds and the shareholders of the Funds of the new investment advisory contracts between the Funds and Virtus Capital Management, Inc. ("VCM"), new sub-advisory agreements (where applicable) between VCM and the current sub-advisors and new distribution plans; (ii) approval by the Boards of the Funds of the new distribution contracts between the Funds and FSC, new Rule 12b-1 agreements between Federated Services Company and selected broker-dealers, new administrative services agreements between the Funds and FAS, new custodian contracts between the Funds and STC and a new agreement for fund accounting, shareholder recordkeeping and custody services procurement between the Funds and FSC; (iii) that the new Board Members are satisfactory to SBC; and (iv) that no material adverse change shall have occurred in the financial condition, results of operations, assets or liabilities of the business of SMC or SII, the Assets or SMC or SII itself.

    The Buyer and the Companies have informed each Fund that they propose to comply with Section 15(f) of the 1940 Act and such compliance is also a condition to the consummation of the Purchase. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members for the fund must not be "interested persons" of the successor or predecessor investment adviser. Second, an "unfair burden" must not be imposed on the fund as a result of such transaction or any express or implied terms, conditions or understandings  applicable  thereto.  The term  "unfair  burden"  is  defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than bona fide ordinary compensation as principal underwriter for such investment company). The Companies, after due inquiry, are not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on any of the Funds as a result of the Purchase. STC has agreed that it and the Companies will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Purchase.


Information Concerning Signet Banking Corporation

    The following information is based upon information provided by SBC.

    SBC is a registered bank holding company, incorporated in Virginia in 1962, and had consolidated assets of $12.9 billion as of December 31, 1994 including assets of approximately $3 billion held by Capital One Financial Corporation, SBC's credit card subsidiary, which was distributed to SBC shareholders in the first quarter of 1995. SBC provides interstate financial services through three principal subsidiaries: Signet Bank/Virginia, headquartered in Richmond, Virginia; Signet Bank/Maryland, headquartered in Baltimore, Maryland; and Signet Bank N.A., headquartered in Washington, D.C.

    SBC is engaged in the general commercial and consumer banking business through its three principal bank subsidiaries, which are members of the Federal Reserve System. The bank subsidiaries provide financial services through banking offices located throughout Virginia, Maryland and Washington, D.C. and a 24-hour full-service Telephone Banking Center. Signet Bank/Virginia owns a commercial bank operating in the Bahamas. International banking operations are conducted through foreign branches of Signet Bank/Virginia and Signet Bank/Maryland. Service subsidiaries are engaged in writing insurance in connection with the lending activities of the banks and bank-related subsidiaries and owning real estate for banking premises. Other subsidiaries are engaged in trust operations, various kinds of lending and leasing activities, insurance agency activities, mortgage lending, certain investment banking activities and broker and dealer activities relating to certain phases of the domestic securities business.


    As of December 31, 1994, SBC and its subsidiaries employed 6,028 full-time and 1,311 part-time employees, including 2,305 full-time employees of Capital One Financial Corporation. SBC's bank subsidiaries provide all customary banking services to businesses and individuals in Virginia, Maryland and Washington, D.C. International banking operations are conducted through Signet Bank/Maryland's and Signet Bank/Virginia's international divisions and through Signet Bank (Bahamas), Ltd., a subsidiary of Signet Bank/Virginia. Signet Bank/Virginia and Signet Bank/Maryland also conduct international banking operations through foreign branches located in the Bahamas and Cayman Islands, respectively. International banking is subject to special risks such as exchange controls and other regulatory or political policies of governments, both foreign and domestic. Currency devaluation is an additional risk of international banking; however, substantially all of SBC's international assets are repayable in U.S. dollars. Signet Commercial Credit Corporation, a wholly owned subsidiary of SBC, is engaged in banking-related activities in the United States. It makes loans that are often secured by inventory, accounts receivable or like security and are generally structured on a revolving basis. Signet Insurance Services, Inc. and Signet Insurance Services, Inc./Maryland, wholly owned subsidiaries of SBC, provide, as agents, a full line of life and property/casualty insurance coverage for both individuals and business enterprises. Signet Mortgage Corporation, a wholly owned subsidiary of Signet Bank/Virginia, engages in the business of originating, servicing, and selling mortgage loans. Signet Leasing and Financial Corporation, a wholly owned subsidiary of Signet Bank/Maryland, engages in diversified equipment lease financing activities (excluding passenger automobiles) for commercial customers primarily in Maryland and the Mid-Atlantic region. Signet Financial Services, Inc., formerly Signet Investment Corporation, a wholly-owned subsidiary of SBC, acts as a broker and dealer in certain phases of the domestic securities business. Signet Investment Banking Company, a wholly owned subsidiary of SBC, is engaged in certain investment banking activities.


    Based on the most recent Securities and Exchange Commission filings, SBC has informed the Funds that there are no SBC stockholders who either individually or as a "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), owned more than 10% of the outstanding shares of SBC's voting securities as of May 1, 1995.

    As of March 10, 1995, the directors and officers of SBC as a group owned beneficially approximately 6.2% of the outstanding shares of SBC's voting securities.

Information Pertaining to SMC and SII


    SMC was incorporated in Delaware on October 11, 1985. SMC is an investment adviser registered with the Securities and Exchange Commission and specializes in managing and advising mutual funds. SII was incorporated in Delaware on October 15, 1985 and is an affiliated company of SMC. SII acts as principal distributor of the Funds' shares. As of May 1, 1995, SMC had approximately $962 million of assets under management. The address of SMC and SII is 41 Madison Avenue, 24th Floor, New York, New York 10010.


    The names and principal occupations for the past five years of the officers and directors of SMC are set forth below. The address of all the individuals listed is that of SMC.


      Name                                           Principal Occupations For the Last 5 Years
      ----                                           ------------------------------------------


Michael I. Freedman                      Trustee and President, Blanchard Funds; Director and President,
President, Chief Executive Officer and   Blanchard Precious Metals Fund, Inc.; President, Chief Executive
Director                                 Officer and Director, SMC and SII.

Robert  Anderson                         Vice President and Assistant Secretary, Blanchard Funds and Blanchard
Executive Vice President                 Precious Metals Fund, Inc., Executive Vice President, SMC and SII.




      Name                                           Principal Occupations For the Last 5 Years
      ----                                           ------------------------------------------


Lawrence Liebman                         Trustee and Secretary, Blanchard Funds; Director and Secretary,
Secretary, Director                      Blanchard Precious Metals Funds, Inc.; Director and Secretary, SMC
                                         and SII; Attorney-at-Law, New Haven, Connecticut; Chairman of the
                                         Board, U.S. Reduction Company, a major secondary aluminum
                                         smelter, Munster, Indiana; Past President of the Connecticut Bar
                                         Association; Director and Corporate Counsel of The Bank of New
                                         Haven.

William Craven                           Chief Financial Officer and Treasurer, Blanchard Funds and Blanchard
Chief Financial Officer                  Precious Metals Fund, Inc.; Chief Financial Officer, SMC and SII;
and Treasurer                            Senior Vice President, Reich & Tang L.P. and Treasurer of the Reich &
                                         Tang Funds from 1990 to 1991.

Bertram Frankenberger, Jr.               Director of SMC and SII since 1986; private investor, consultant and
Director                                 director of Lafayette American Bank & Trust Co.

James U. Blanchard III                   Director of SMC and SII since 1986; Chief Executive Officer Jefferson
Director                                 Coin & Bullion, Inc.,  coin and bullion dealer, since 1993; Chief
                                         Executive Officer Jefferson Financial, Inc., newsletter publisher and financial conference sponsor, since 1990.


David Galland                            Director of SMC and SII since 1990; President, SciAD marketing
Director                                 organization from 1987 to February 1995.


     It is anticipated that, upon consummation of the Purchase, Mr. Freedman will be employed by SFS and SBC as a managing director, and that Mr. Galland will be employed by SFS and SBC as a vice president. Pursuant to the terms of the Asset Purchase Agreement, SMC and SII will both liquidate after the purchase is consummated.


Existing Management Agreements and New Investment Advisory Contracts


    Certain investment management services are currently provided to each Fund by SMC pursuant to a management agreement (the "Management Agreement"). Pursuant to each Management Agreement, SMC is responsible for providing management and administrative services to each Fund subject at all times to the supervision of the Fund's Board. SMC furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. In addition to the foregoing, SMC evaluates the performance of each sub-advisor.

    For the services it provides under the terms of each Management Agreement, which includes selecting and evaluating the performance of each Fund's sub-advisor; supervising and managing all aspects of each Fund's operations; providing each Fund with such executive, administrative and clerical services as are deemed advisable by the Funds' Board Members; arranging, but not paying for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to each Fund's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; providing the Fund with, or obtaining for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office; and providing the Board Members on a regular basis with financial reports and analyses on each Fund's operations and the operations of comparable investment companies, SMC is paid monthly a fee as set forth on each Fund Exhibit. SMC will reduce its aggregate fees for any fiscal year, or reimburse a Fund, to the extent required so that a Fund's expenses do not exceed the expense limitations applicable to such Fund under the securities laws or regulations of those states or jurisdictions in which such Fund's shares are registered or qualified for sale, but will not be required to reimburse a Fund for any ordinary expenses which exceed the amount of its management fee for such fiscal year. For each Fund, the management fee paid by such Fund for its most recent fiscal year under its existing Management Agreement is set forth on its Fund Exhibit.

    The new investment advisory contract ("New Investment Advisory Contract") between each Fund and VCM is similar to the existing Management Agreement between each Fund and SMC. Under the New Investment Advisory Contract, subject to the direction of the Board Members, VCM shall provide or procure on behalf of each of the Funds all management and certain administrative services. In carrying out its obligations, VCM shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's portfolio sub-advisor; (iii) select and evaluate the performance of the administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of a Fund's assets. VCM has undertaken, for a period of two years, to voluntarily waive a portion of its fees or reimburse each Fund, if necessary, so that the expense ratio for the Fund for the next two years does not exceed the expense ratio for the Fund's most recent fiscal year. In addition, VCM has agreed to cap the Funds' total operating expenses so that for a period of two years after the consummation of the Purchase the expense ratio for each Fund will not exceed the Fund expense ratio of the fiscal year preceding the Purchase. A form of the New Investment Advisory Contract is included in this proxy statement in the Fund Exhibit.

    For each Fund, the New Investment Advisory Contract will remain in effect for an initial period of two years and may continue thereafter from year to year: if (a) specifically approved at least annually by the vote of a majority of the Board Members of each Fund who are not parties to the New Investment Advisory Contract or "interested persons" of any such party, cast in person at a meeting called for that purpose or by the outstanding voting securities of each Fund; and (b) VCM shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of the New Investment Advisory Contract in any year thereafter that it does not desire such continuation with respect to that Fund. The New Investment Advisory Contract may be terminated by a Fund or by the Board Members of each Fund at any time without penalty upon 60 days' notice, and will automatically terminate in the event of its assignment. Termination will not affect the right of VCM to receive payments on any unpaid balance of the compensation earned prior to termination. VCM may from time to time voluntarily waive a portion of its advisory fee.


Custodian


    It is anticipated that STC, which is a subsidiary of SBC, will serve as custodian for the securities and cash of the Funds if the Purchase is consummated. Under the custodian agreement, STC will hold the Funds' portfolio securities in safekeeping and keep all necessary records and documents relating to its duties.


Portfolio Transactions and Brokerage


    Currently, all orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by each of the sub-advisors, subject to the supervision of SMC and the Boards and pursuant to authority contained in the Management and Sub-Advisory Agreements between the Fund and SMC, and SMC and the sub-advisors, respectively. In selecting such brokers or dealers, the sub-advisors consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commission.

    In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to a Fund or to the sub-advisors for a Fund's use. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to a Fund or to the sub-advisors. Such allocation is in such amounts as SMC determines and the sub-advisors report regularly to SMC who in turn reports to the Board Members on the allocation of brokerage for such services. The Board Members must determine that such services are reasonable and necessary to a Fund's normal operations.


    The receipt of research from broker-dealers may be useful to the sub-advisors in rendering investment management services to their other clients, and, conversely, such information provided by brokers or dealers who have executed orders on behalf of the sub-advisors' other clients may be useful to the sub-advisors in carrying out their obligations to a Fund. The receipt of such research may not reduce the sub-advisors' normal independent research activities.

    The sub-advisors are authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of a Fund and are authorized to use SII, an affiliate of SMC, and the sub-advisors or their affiliated broker-dealers on an agency basis, to effect a substantial


VOTE  YOUR  PROXY  TODAY!  BY MAIL,  use  enclosed  return  envelope.  BY PHONE:
1-800-733-8485  ext.  450 (Mon.  - Fr.,  9:00  a.m.  - 11:00  p.m.  EST) BY FAX:
1-800-733-1885 (24 hours, 7 days a week) QUESTIONS? Call 1-800-829-3863.

amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from brokerage commissions earned by the Distributor as a result of Fund transactions will accrue to the benefit of the shareholders of SII who are also shareholders of SMC. The Management Agreement does not provide for any reduction in the management fee as a result of profits resulting from brokerage commissions effected through SII. In addition, the Sub-Advisory Agreements between SMC and the sub-advisors do not provide for any reduction in the advisory fees as a result of profits resulting from brokerage commissions effected through the sub-advisors or their affiliated brokerage firms. For the year ended April 30, 1994, BGGF incurred brokerage expenses of $583,706 from the purchase and sale of portfolio securities, of which $121,292, or approximately 21%, was paid to Shufro, Rose & Ehrman, a sub-advisor of BGGF.


    The Boards have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid SII or to the sub-advisors or their affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require SMC to furnish reports to the Boards and to maintain records in connection with such reviews.


    Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, SMC determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or SMC's overall responsibilities to the Fund.


    It may happen that the same security will be held by other clients of SMC or of the sub-advisors. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by SMC to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.


    It is anticipated that the policies described above will continue in effect if the Purchase is consummated.

Deliberations by the Funds' Board Members

    (i) New Investment Advisory Contracts

    On March 24, 1995, the Boards of the Funds approved the New Investment Advisory Contracts, subject to shareholder approval. In determining whether to recommend approval of the New Investment Advisory Contracts to the shareholders, the independent Board Members met separately with their counsel a number of times, inquired into a number of matters and considered the following factors, among others:

        (1) The intention of VCM to employ certain of the present key management personnel of SMC, and its expectation that those persons will continue to render substantially the same services with regard to the Funds that they are currently rendering.

        (2) The fact that the management fees and management services to be performed under the New Investment Advisory Contracts combined with the administrative services to be provided under an administrative services agreement are the same as those currently provided under the existing Management Agreements, that the other terms of the agreements are similar, except for (i) the identity of the adviser, which will be VCM and (ii) the dates of their execution, effectiveness and termination; and the provision that VCM has agreed to voluntarily waive a portion of its fees or reimburse each Fund, if necessary, so that the expense ratio of the Funds for the next two years does not exceed the expense ratio for each Fund's most recent fiscal year (with the exception of certain expenses beyond the control of VCM.

        (3) The possibility that having VCM act as the advisor and FSC act as the distributor of the Funds will increase the assets and economies of scale of the Funds.

    As a result of their considerations, the Boards determined that the New Investment Advisory Contracts would be in the best interests of the Funds and their shareholders. The Boards also determined that the New Investment

Advisory Contracts would not "result in any unfair burden" to the Funds within the meaning of the 1940 Act. Accordingly, the Boards unanimously approved the New Investment Advisory Contracts and voted to recommend them to shareholders for approval.

    (ii) Administrative Services Agreements

    In anticipation of the transfer of assets and management personnel to VCM, each Fund Board approved an administrative services agreement ("Administrative Services Agreement") with Federated Administrative Services ("FAS") (the "Administrator"), to take effect if Proposal 1 is approved by shareholders of the Funds and upon consummation of the Purchase. As Administrator, and subject to the supervision and control of the Funds' Boards, FAS will provide facilities, equipment, and personnel to carry out the following administrative services for operation of the business and affairs of each Fund: (a) prepare, file, and maintain the Fund's governing documents and any amendments thereto, including the Declaration of Trust and Articles of Incorporation, the By-laws and minutes of meetings of Board Members and shareholders; (b) prepare and file with the Securities and Exchange Commission and the appropriate state securities authorities the registration statements for the Fund and the Fund's shares and all amendments thereto, reports to regulatory authorities and shareholders, prospectuses, proxy statements, and such other documents all as may be necessary to enable the Fund to make a continuous offering of its shares; (c) prepare, negotiate, and administer contracts on behalf of the Fund with, among others, the Fund's investment advisor, distributor, custodian, and transfer agent; (d) supervise the Fund's custodian in the maintenance of the Fund's general ledger and in the preparation of the Fund's financial statements, including oversight of expense accruals and payments, of the determination of the net asset value of the Fund and of the declaration and payment of dividends and other distributions to shareholders; (e) calculate performance data of the Fund for dissemination to information services covering the investment company industry; (f) prepare and file the Fund's tax returns; (g) examine and review the operations of the Fund's custodian and transfer agent; (h) coordinate the layout and printing of publicly disseminated prospectuses and reports; (i) perform internal audit examinations in accordance with a charter to be adopted by FAS and the Fund; (j) assist with the design, development, and operation of the Fund; (k) provide individuals reasonably acceptable to the Fund's Board Members for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board Members; and
(l) consult with the Fund and its Board Members on matters concerning the Fund and its affairs. Each Administrative Services Agreement provides that, unless sooner terminated, it shall remain in effect for an initial period of two years and may continue thereafter from year to year if specifically approved at least annually by the Boards of the Funds. Although the Funds do not currently have an Administrative Services Agreement, SMC is reimbursed, pursuant to a shareholder servicing arrangement with the Funds, by the Funds for providing certain of the services listed above. For the Administrative Services to be provided, the Funds will pay FAS an administrative fee at an annual rate per each Fund's shares, payable daily, as specified below:


Maximum  Administrative                  Average Daily Net Assets
          Fee                                   of the Fund
          ---                                   -----------

        .150%                            on the first $250 million
        .125%                            on the next $250 million
        .100%                            on the next $250 million
        .075%                            on assets in excess of $750 million

    However, in no event will the administrative fee received during any year of the Administrative Services Agreement be less than, or be paid at a rate less than would aggregate (i) for Funds existing on the date of the Administrative Services Agreement, $75,000 per Fund plus $30,000 per each additional class of shares related to such Fund added after the date of the Administrative Services Agreement; and (ii) for Funds created after the date of the Administrative Services Agreement, $150,000 per Fund having a single class of shares, plus $30,000 per each additional class of shares related to such Fund.


    In addition, VCM has agreed to cap the Funds' expenses so that for a period of two years after the consummation of the Purchase the expense ratio for each Fund will not exceed the Fund's expense ratio of the fiscal year preceding the Purchase. No shareholder approval of the Administrative Services Agreement is being sought in this proxy statement.

VCM and its Principal  Executive  Officer and Directors

    VCM, a Maryland corporation formed in 1995, is a wholly owned subsidiary of SBC. VCM, on March 1, 1995, succeeded to the business of The Virtus Funds' former investment advisor, Signet Asset Management (a division of STC), by virtue of a corporate reorganization within the SBC holding company system. Signet Asset Management had managed The Virtus Funds since their inception in 1990. As successor to the business of Signet Asset Management, VCM, which is a registered investment advisor, will manage, in addition to the Funds and The Virtus Funds, three equity common trust funds with $39 million in assets and three fixed income common trust funds with $221 million in assets at February 28, 1995. As part of its regular banking operations, SBC may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of SBC. The lending relationship will not be a factor in the selection of securities.

    The following schedule lists the advisory fees for each of The Virtus Funds and their approximate net assets, as of March 31, 1995:

                                         Net Assets as of
           Name of Fund                   March 31, 1995            Advisory Fee
           ------------                  ----------------           ------------

The U.S. Government Securities Fund ....   $206,918,643                 .75%
The Stock Fund .........................     97,466,760                 .75%
The Virginia Municipal Bond Fund .......    104,056,964                 .75%
The Maryland Municipal Bond Fund .......     42,036,129                 .50%
The Treasury Money Market Fund .........    466,221,073                 .50%
The Money Market Fund ..................    172,213,295                 .50%
The Tax-Free Money Market Fund .........     46,220,950                 .50%
The Strategic Stock Fund ...............     55,368,297                1.00%

    The names and principal occupations of the principal executive officer and each director of VCM are set forth below. The address of all individuals listed is that of The Virtus Funds: Federated Investors Tower, Pittsburgh, Pennsylvania 15220-3779.


Name                  Position with VCM                Principal Occupations for the Last 5 Years
----                  -----------------                ------------------------------------------


Garry M. Allen        President  and  Director ......  Chief  Investment  Officer,  VCM,  since  March  1995;
                                                       Senior Vice President, STC (March 1994 to March 1995);
                                                       Managing Director of U.S.  Equities  (November 1990 to
                                                       March 1994) and Director,  Internal  Asset  Management
                                                       (June  1985  to   November   1990)  of  the   Virginia
                                                       Retirement System.


E. Christian Goetz    Senior Vice President and
                      Director ......................  Director  of Fixed  Income,  VCM,  since  March  1995;
                                                       Portfolio  Management  STC  (November  1990  to  March
                                                       1995).


Tanya Orr Bird        Vice President and Director ...  Director of Client  Services,  VCM,  since March 1995;
                                                       Vice President of Client Sevices, STC (October 1994 to
                                                       March  1995);  Consultant,  William  M.  Mercer  Asset
                                                       Planning Inc., 1989 to October 1994.


Kevin M. Lewis       Vice President and  Director ...  Senior Equity Manager,  VCM, Since March 1995;  Equity
                                                       Manager, STC, from 1987 to March 1995.


Required Vote

    In order to approve Proposal 1, the affirmative vote of a "majority of the outstanding voting securities", as defined by the 1940 Act, of a Fund is required. The Boards unanimously recommend that shareholders vote FOR the approval of the New Investment Advisory Contracts between the Funds and VCM. If the Purchase described above is not consummated, Proposal 1 will not be implemented, even if the shareholder vote necessary to adopt it is received.

                                   PROPOSAL 2

    ELECTION OF NEW BOARD MEMBERS TO SERVE UPON CONSUMMATION OF THE PURCHASE

 Nominees for Election to the Boards

    The Board of each Fund will consist of thirteen Members. It is proposed that shareholders of each Fund elect as Board Members the individuals (the "Nominees") listed below, each to serve until his or her successor is duly elected and qualified. In the event the Purchase is not consummated, the current Board Members, Michael I. Freedman, Lawrence Liebman, Eric J. Lomas, Gerald E. Morris and Arthur Kiriacon, will continue to serve. Biographical information about the Nominees and other relevant information is set forth below. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board Member if elected. The current disinterested Board Members reserve the right to substitute another person or persons of their choice as nominee or nominees if a Nominee is unable to serve as a Board Member at the time of the Meeting for any reason. Nothing, however, indicates that such a situation will arise.


Nominee                    Age              Principal Occupations for the Last Five Years
-------                    ---              ---------------------------------------------

John F.  Donahue(D)        70    Chairman and Trustee, The Virtus Funds; Chairman and Trustee, Federated
                                 Investors, Federated Advisers, Federated Management, and Federated
                                 Research; Chairman and Director, Federated Research Corp.; Chairman,
                                 Passport Research, Ltd.; Director, Aetna Life and Casualty Company; Chief
                                 Executive Officer and Director, Trustee, or Managing General Partner of
                                 certain registered investment companies.*

Thomas G. Bigley           61    Trustee, The Virtus Funds; Director, Oberg Manufacturing Co.; Chairman of
                                 the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing
                                 General Partner of certain registered investment companies;* formerly,
                                 Senior  Partner,  Ernst & Young LLP.

John T. Conroy, Jr.        57    Trustee, The Virtus Funds; President, Investment Properties Corporation;
                                 Senior Vice President, John R. Wood and Associates, Inc., Realtors; Presi-
                                 dent, Northgate Village Development Corporation; Partner or Trustee in
                                 private real estate ventures in Southwest Florida; Director, Trustee, or
                                 Managing General Partner of certain registered investment companies;*
                                 formerly, President,  Naples Property Management, Inc.

William J. Copeland        76    Trustee, The Virtus Funds; Director and Member of the Executive Commit-
                                 tee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of
                                 certain  registered investment companies;* formerly, Vice Chairman and
                                 Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes,
                                 Inc.

James E. Dowd              72    Trustee, The Virtus Funds; Attorney-at-law; Director, The Emerging Ger-
                                 many Fund, Inc.; Director, Trustee, or Managing General Partner of certain registered investment companies;* formerly, Director, Blue Cross of Massa-
                                 chusetts, Inc.

Lawrence D. Ellis, M.D.(D) 62    Trustee, The Virtus Funds; Professor of Medicine and Member, Board of
                                 Trustees, University of Pittsburgh; Director of University of Pittsburgh
                                 Medical Center-Downtown; formerly, Hematologist, Oncologist, and Inter-
                                 nist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing
                                 Partner of certain registered investment companies.*

Edward L. Flaherty, Jr.    70    Trustee, The Virtus Funds; Attorney-at-law; Partner, Henny, Kochuba,
                                 Meyer & Flaherty; Director, Eat'N Park Restaurants, Inc. and Statewide
                                 Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of
                                 certain registered investment companies;* formerly, Counsel, Horizon
                                 Financial, F.A., Western Region.

                                       15


Nominee                    Age              Principal Occupations for the Last Five Years
-------                    ---              ---------------------------------------------


Edward C. Gonzales(D)      64    President, Treasurer and Trustee, The Virtus Funds; Vice President, Treas-
                                 urer, and Trustee, Federated Investors; Vice President and Treasurer, Feder-
                                 ated Advisers, Federated Management, Federated Research, Federated
                                 Research Corp., and Passport Research, Ltd.; Executive Vice President,
                                 Treasurer, and Director, Federated Securities Corp.; Trustee, Federated Serv-
                                 ices Company and Federated Shareholder Services; Chairman, Treasurer, and
                                 Trustee, Federated Administrative Services; Trustee or Director of certain registered investment companies;* Vice President and Treasurer of the
                                 Federated complex of Funds.



Peter E.  Madden           53    Trustee, The Virtus Funds; Consultant; Director, Trustee, or Managing
                                 General Partner of certain registered investment  companies;* formerly,
                                 President, State Street Bank and Trust Company and State Street Boston
                                 Corporation, Trustee, Lahey Clinic Foundation, Inc. and State Representative,
                                 Commonwealth of Massachusetts.

Gregor F. Meyer            68    Trustee, The Virtus Funds; Attorney-at-law; Partner, Henny, Kochuba,
                                 Meyer & Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restau-
                                 rants, Inc.; Director, Trustee, or Managing General Partner of certain regis-
                                 tered investment companies;* formerly, Vice Chairman, Horizon Financial,
                                 F.A.

John E. Murray, Jr., J.D., 62    Trustee, The Virtus Funds; President, Law Professor, Duquesne University; Consulting
S.J.D.                           Partner, Mollica, mUrray and Hogue; Director, Trustee or Managing Partner of certain registered  investment companies.*

Wesley W. Posvar           69    Trustee, The Virtus Funds; Professor, Foreign Policy and Management
                                 Consultant; Trustee, Carnegie Endowment for International Peace, RAND
                                 Corporation, Online Computer Library Center, Inc., and U.S. Space Founda-
                                 tion; Chairman, Czecho Slovak Management Center; Director, Trustee, or
                                 Managing General Partner of certain registered investment companies;*
                                 President Emeritus, University of Pittsburgh; formerly, Chairman, National
                                 Advisory Council for Environmental Policy and Technology.

Marjorie P. Smuts          59    Trustee, The Virtus Funds; Public relations/marketing consultant; Director,
                                 Trustee, or Managing General Partner of certain registered investment companies.*

----------
(D) If the nominees are elected,  Messrs.  Donahue,  Ellis and Gonzales would be deemed to be "interested persons" of the Funds as defined in the 1940 Act.

  * The registered investment companies, for which the Nominees act as trustees or directors and are compensated, includes approximately 77 funds for which Federated Investors acts as investment advisory and/or administrator/
    distributor.

Committees of the Board

    If the Nominees are elected, it is expected that Messrs. Donahue and Flaherty, Jr. would serve as members of the Boards' Executive Committee.

    Each Board has an Audit Committee which is responsible principally for reviewing compliance with all internal controls and all regulations related to the financial reporting process. The Audit Committee meets at least twice a year to receive a report from, and discuss with, a Fund's independent accountants the financial statements covering the Fund's semi-annual and annual periods and to discuss, among other things, any matters relating to the Fund's financial reporting process. The Boards do not have nominating or compensation committees.

    It is anticipated that upon consummation of the Purchase, Messrs. Flaherty, Copeland, Conroy and Dowd will serve as members of each Board's Audit Committee and that the Audit Committee will meet at least four times a year at regularly scheduled meetings.

Remuneration of Board Members and Officers

    Assuming that the Nominees are elected, they will receive compensation from the Funds in an amount to be determined in part by the aggregate net assets of the Funds relative to the aggregate assets of certain registered investment companies for which such Nominees act as trustees or directors and for which Federated Investors or its affiliates act as investment advisor and/or administrator. Had the Funds been included in such formula during the year ened December 31, 1994, such Nominees, as a group, would have received an aggregate of approximately $24,500 from the Funds. During the year ended December 31, 1994, the highest paid Nominee would have received $1,984 from the Funds. It is not anticipated that the amount to be received from the Funds by the Nominees in 1995 will differ materially from that which would have been received in 1994.

Trustee Compensation--Nominees

                               COMPENSATION TABLE*
          (FOR EACH BOARD MEMBER OR NOMINEE RECEIVING COMPENSATION FROM
             THE VIRTUS FUNDS FOR THE YEAR ENDED DECEMBER 31, 1994)

    The proposed new Board Members listed below have broad experience as mutual fund board members. They serve as trustees to many other fund groups, including The Virtus Funds which are managed by VCM, a subsidiary of SBC. The second column below indicates the total compensation these trustees receive from The Virtus Funds. The last column indicates the total compensation received from all the funds in the fund complex, including The Virtus Funds.


                                  Aggregate Compensation                  Total Compensation Paid To
Name and Position with                   from all                        Trustees from all The Virtus
   The Virtus Funds                 The Virtus Funds**                   Funds and Other Mutual Funds
   ----------------                 ------------------                   ----------------------------

John F. Donahue, Chairman and              $-0-              $-0- for the Virtus Funds and 69 other mutual funds
Trustee

Thomas G. Bigley, Trustee                $489.00             $24,991 for the Virtus Funds and 50 other mutual
                                                             funds

John T. Conroy, Jr., Trustee            $2,001.50            $136,100 for the Virtus Funds and 65 other mutual
                                                             funds

William J. Copeland, Trustee            $2,001.50            $136,100 for the Virtus Funds and 65 other mutual
                                                             funds

James E. Dowd, Trustee                  $2,001.50            $136,100 for the Virtus Funds and 65 other  mutual
                                                             funds

Lawrence D. Ellis, M.D., Trustee        $1,816.00            $123,600 for the Virtus Funds and 65 other mutual
                                                             funds

Edward L. Flaherty, Jr., Trustee        $2,001.50            $136,100 for the Virtus Funds and 65 other mutual
                                                             funds

Edward C. Gonzales, President
and Trustee                                $-0-              $-0-for the Virtus Funds and 18 other mutual funds

Peter E. Madeen, Trustee                $1,517.50            $104,880 for the Virtus Funds and 65 other mutual
                                                             funds

Gregor F. Meyer, Trustee                $1,816.00            $123,600 for the Virtus Funds and 65 other mutual
                                                             funds

John E. Murray, Jr., J.D., S.J.D.,         $-0-              $-0-
Trustee

Wesley W. Posvar,  Trustee              $1,816.00            $123,600 for the Virtus Funds and 65 other mutual
                                                             funds

Marjorie P. Smuts, Trustee              $1,816.00            $123,600 for the Virtus Funds and 65 other mutual
                                                             funds

---------------
 *This table covers the year ended December 31, 1994.
**The  aggregate  compensation  is provided for all The Virtus  Funds,  which is comprised of eight portfolios.

Remuneration--Current Board Members

    A retirement plan presently in place for the benefit of the current disinterested Board Members will be terminated prior to the closing of the Purchase. One Board Member who has reached retirement age will receive a lump sum payment under the Plan in settlement of benefits that he would have received and two other Board Members will each receive annuities which will, commencing at retirement age, provide benefits to such disinterested Board Members which are similar to those they would have received upon retirement had the existing Plan not been terminated.

    For each Fund's most recent fiscal year, with respect to current Board members, the number of Board meetings that were held, the schedule of fees payable by the Fund to Board Members and the amount of fees and expenses received by Board Members as a group are set forth on its Fund Exhibit.


Current Officers of the Funds

    The following  persons  currently are  principal  executive  officers of the
Funds:


      Name                                           Principal Occupations For the Last 5 Years
      ----                                           ------------------------------------------


Michael I. Freedman, President           Trustee and President, Blanchard Funds; Director and President,
                                         Blanchard Precious Metals Fund, Inc.; President and Director, SMC
                                         and SII.

Robert Anderson, Vice President          Vice President and Assistant Secretary, Blanchard Funds and
and Assistant Secretary                  Blanchard Precious Metals Fund, Inc.; Executive Vice President,
                                         SMC and SII.

Lawrence  Liebman,  Secretary            Trustee and Secretary, Blanchard Funds; Director and Secretary,
                                         Blanchard Precious Metals Fund, Inc.; Director and Secretary, SMC and SII.
                                         Attorney-at-Law, New Haven,  Connecticut; Chairman of the Board, U.S.
                                         Reduction Company, a major secondary aluminum smelter, Munster, Indiana;
                                         Past President of the Connecticut Bar Association; Director and Corporate
                                         Counsel of The Bank of New Haven.

William Craven, Chief Financial Officer  Chief Financial  Officer and Treasurer,  Blanchard Funds and Blanchard
and Treasurer                            Precious Metals Fund, Inc.; Senior Vice  President,  Reich & Tang L.P.
                                         and Treasurer of the Reich & Tang Funds from 1990 to 1991.


Required Vote

    The affirmative vote of a plurality (majority) of the votes cast at each Fund's Meeting, assuming a quorum is present, is required for the election of the Board Members. The Boards unanimously recommend that shareholders vote FOR the above slate of Nominees. It is intended that the shares represented by the accompanying proxy will be voted FOR the election of the Nominees, unless otherwise instructed on the proxy card. If the Purchase described in Proposal 1 of this proxy statement is not consummated by each Fund, Proposal 2 will not be implemented, even if the shareholder vote necessary to adopt it is received.

                                   PROPOSAL 3

                          RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    The Boards of the Funds, including a majority of the Board Members who are not "interested persons" of the Funds as defined by the 1940 Act, have selected the firm of Price Waterhouse LLP to serve as independent accountants of each Fund for the fiscal years ending October 31, 1995 for BCGF and BGIF and April 30, 1996 for each of the other Funds, subject to the right of each Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of a Fund at any meeting called for such purpose. The Boards' selection is being submitted to the shareholders for ratification.

    Services performed by Price Waterhouse LLP during the most recent year included an audit of the financial statements of the Funds, services related to filings with the Securities and Exchange Commission and tax return preparation. Price Waterhouse LLP has informed the Funds that neither Price Waterhouse LLP nor any of its partners has any direct or indirect financial interest in the Funds. Representatives of Price Waterhouse LLP are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise that requires their participation.

Required Vote

    In order to approve Proposal 3 and thereby ratify the selection of independent accountants, a vote of a majority of the shares of each Fund represented in person or by proxy at the meeting, assuming a quorum is present, is required. The Boards unanimously recommend that shareholders vote FOR the ratification of the selection of Price Waterhouse LLP as independent accountants for the Funds for the fiscal years ending October 31, 1995 and April 30, 1996. Adoption of this proposal is not conditioned upon the consummation of the Purchase.

                                   PROPOSAL 4

                         APPROVAL OF DISTRIBUTION PLANS

All Funds except BTMMF

Introduction

    Each Fund (except BTMMF) has a Distribution and Marketing Plan pursuant to Rule 12b-1 (the "Rule"). The Rule was adopted by the Securities and Exchange Commission under the 1940 Act and authorizes mutual funds to pay for sales costs of distributing their shares only pursuant to a plan adopted in accordance with the Rule. Basically, the plan allows for the distributor and the advisor of the Funds to be reimbursed for a certain percentage of sales-related costs, which are incurred as the distributor and the advisor seek to increase the size of the Funds.

    Based on the data and information presented to the Boards of the Funds by Federated Investors, Inc., the Boards determined that there is a reasonable likelihood that the benefits of growth in size of the Funds can be achieved under the new Distribution Plans; that the Funds expect to share in the benefits of growth in assets by achieving certain economies of scale; that the Funds would be better able to withstand downturns in the market more easily than smaller funds would; and that the Funds would be in a better position to attract and retain high quality service providers to meet the needs of the Funds.

    It is proposed that, effective upon the consummation of the Purchase, new Distribution Plans for each Fund except BTMMF be approved as described below. The existing Distribution and Marketing Plan and the new Distribution Plan for each Fund are substantially similar, except that Federated Services Corp. ("FSC") replaces SII as each Fund's underwriter and receives payments under each new Distribution Plan. In no case is the rate a Fund pays under its Rule 12b-1 Plan proposed to be increased. A form of new Distribution Plan applicable to each Fund is included as part of the Fund Exhibit.

    Shareholders should review the Fund Exhibit and the section below that describes the Distribution Plan.

Existing Distribution and Marketing Plans

    Each Fund, except BTMMF, has adopted a Distribution and Marketing Plan under which (i) BSTGIF, BFIF, BSTBF and BFTFBF will pay up to a maximum of 25/100 of 1% per year of their respective average daily net assets; (ii) BGIF, BCGF, BWEMF and BAEF will pay up to a maximum of 50/100 of 1% per year of their respective average daily net assets and (iii) BGGF and BPMF will pay up to a maximum of 75/100 of 1% per year of their respective average daily net assets for expenses incurred in the distribution of the Fund's shares. The Distribution and Marketing Plan provides that the Funds may finance activities which are primarily intended to result in the sale of the Funds' shares. The Distribution and Marketing Plan only permits payments for expenses actually incurred by SII or SMC. The Distribution and Marketing Plan allows for the carry-over of expenses from year to year, however, if the Distribution and Marketing Plan is terminated or not continued in accordance with its terms, the Funds' obligation to make payments to SII or SMC pursuant to the Plan will cease and the Fund will not be required to make any payments past the date that the Distribution and Marketing Plan terminates.

    The amounts paid by the Funds pursuant to the Distribution and Marketing Plans is included on each Fund Exhibit.

New Distribution Plans

    The current Board Members of each Fund, except for BTMMF, have adopted a new Distribution Plan, subject to shareholder approval and consummation of the Purchase. In approving the new Distribution Plans, the Board Members (including those Board Members who are not "interested" persons of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the new Distribution Plans or any related agreement) considered various factors and determined that there is a reasonable likelihood that the new Distribution Plans will benefit the Funds and their shareholders. Among the matters considered by the Board Members were the present and future requirements of the Funds for distribution services, the ability of FSC to perform adequately the services required under the new Distribution Plans and the related agreements and the fairness of the new Distribution Plans and the related agreements. According to the provisions of the new Distribution Plan, FSC may select brokers and dealers to provide distribution and administrative services as to shares of the Funds. FSC may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisors) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as each Fund reasonably requests for its shares. Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. Any fees paid by FSC with respect to shares of a Fund pursuant to the distribution plan will be reimbursed by a Fund from the assets of the shares of that Fund. FSC will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Funds. Such payments will be predicated upon the amount of shares of the Funds that are sold by the dealer. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of a Fund. The new Distribution Plan would replace the existing Distribution and Marketing Plan. See Fund Exhibit. Amounts carried over under the existing Distribution and Marketing Plans will be terminated upon the termination of such Plans.

Related Action by the Boards

    At their March 24, 1995 meeting, in anticipation of the transfer of the Companies' assets and management personnel to VCM, the Boards of the Funds approved new underwriting agreements with FSC, to take effect if Proposal 1 is approved by shareholders of such Funds and upon consummation of the Purchase. The new underwriting agreements would replace the existing underwriting agreements and would be identical in all material respects to those agreements, except for the change of identity of the Distributor and the dates of their execution, effectiveness and termination.

    Pursuant to the terms of the proposed underwriting agreements, FSC will have the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds and with financial institutions which may furnish services to shareholders of the Funds. It is anticipated that FSC will enter into dealer agreements with the current dealers offering shares of the Funds.

    No shareholder approval of the new underwriting agreements is required or is being sought in this proxy statement.

Required Vote

    In order to approve Proposal 4, the affirmative vote of a "majority of the outstanding voting securities", as defined by the 1940 Act, of a Fund is required. The Boards unanimously recommend that shareholders vote FOR the approval of the new Distribution Plans. If the Purchase described in Proposal 1 of this proxy statement is not consummated, Proposal 4 will not be implemented, even if the shareholder vote necessary to adopt it is received.

                                   PROPOSAL 5

                              APPROVAL OF NEW SUB-
                               ADVISORY AGREEMENTS

    Only the shareholders of BGGF, BPMF, BSTGIF, BAEF, BFIF, BSTBF, BFTFBF and BWEMF will be requested to vote on this Proposal.

    The Existing and New Sub-Advisory Agreements-All above-referenced Funds, except BAEF

    To  provide  sub-advisory  services  for the  Funds,  SMC has  entered  into sub-advisory agreements with certain sub-advisors. The sub-advisors have extensive experience in investing and managing large private and institutional accounts. Under the terms of each sub-advisory agreement, the sub-advisor has discretion to purchase and sell securities for each Fund, except as limited by a Fund's investment objective, policies and restrictions. Although each sub-advisor's activities are subject to general oversight by SMC and the Board Members, selection of specific securities in which a Fund may invest are made by the sub-advisor.

    The existing sub-advisory agreements between SMC and the sub-advisors will terminate in accordance with their terms and pursuant to the 1940 Act as of the date SMC ceases to be the investment manager to the Funds. Therefore, new sub-advisory agreements between VCM and the current sub-advisors of the Funds, mentioned above, must be approved by Fund shareholders being asked to vote on this proposal.

    For the services provided under the terms of each sub-advisory agreement, each sub-advisor is paid monthly a fee as set forth on each Fund Exhibit. The new sub-advisory agreements ("New Sub-Advisory Agreements") between the Adviser and a sub-advisor are identical in all material respects to the existing sub-advisory agreements, except for the identity of the Fund's advisor and the dates of their execution, effectiveness and termination. A brief description of each Fund's sub-advisor, the fees it received for the most recent fiscal year and a form of the New Sub-Advisory Agreement are also set forth on each Fund Exhibit.

    Each New Sub-Advisory Agreement provides that it may be terminated without penalty by vote of the Boards or by vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), or by either VCM or the sub-advisor, at any time by the giving of 60 days' written notice to the other, and terminates automatically in the event of its "assignment," as defined in the Investment Company Act or in the event of termination of the Investment Advisory Contract. Each New Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect from year to year after expiration of its initial two year term only so long as such continuance is specifically approved at least annually by either the Fund Board or by a vote of the majority of the outstanding voting securities of a Fund, provided, that in either event, such continuance is also approved by vote of the majority of the Board Members who are not parties to the New Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

New Sub-Advisory Agreement - BAEF Only

    Provident Investment Counsel, Inc. ("PIC") has acted as portfolio advisor to BAEF under a sub-advisory agreement which terminated on February 15, 1995. Under the terms of the sub-advisory agreement and in accordance with the 1940 Act, the PIC sub-advisory agreement terminated automatically upon the acquisition of PIC by United Asset Management Corp. ("UAM"), whereby PIC became a wholly owned subsidiary of UAM, and the assignment of the sub-advisory agreement to UAM by PIC.

    A description of PIC, the fees it received for the most recent fiscal year and a form of the Sub-Advisory Agreement are included in BAEF's Fund Exhibit.

    Due to the termination of the existing sub-advisory agreement with SMC and PIC, BAEF shareholders must approve a new sub-advisory agreement (i) between SMC and PIC if the Purchase is not consummated or (ii) between STC and PIC if the Purchase is consummated. PIC is currently serving as sub-advisor to BAEF without a fee, pending shareholder approval of a new sub-advisory agreement. The Board Members, including a majority of the Board Members who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties, approved the continuance of the current Sub-Advisory Agreement on March 7, 1995 and, alternatively, the adoption of the New Sub-Advisory Agreement.

Required Vote

    In order to approve Proposal 5, the affirmative vote of a "majority of the outstanding voting securities", as defined by the 1940 Act, of a Fund is required. The Boards unanimously recommend that shareholders vote FOR the approval of the New Sub-Advisory Agreements. If the Purchase described above is not consummated, Proposal 5 will not be implemented (except with respect to BAEF as explained above), even if the shareholder vote necessary to adopt it is received.



                                   PROPOSAL 6

                         PROPOSAL TO AMEND THE AGREEMENT
                     AND DECLARATION OF TRUST TO PERMIT THE
                    CREATION OF ADDITIONAL CLASSES OF SHARES

    All Funds except BPMF will be requested to vote on this proposal.

    The Trust proposes to amend its Agreement and Declaration of Trust (the "Amendment") to permit the Trustees to authorize the division of shares of any Fund into shares of one or more classes of each Fund. A copy of the proposed Amendment is attached to the Fund Exhibit. The following summary is qualified in its entirety by the provisions of Exhibit Q.

    Under the Trust's Agreement and Declaration of Trust, dated as of January 24, 1986 as amended April 11, 1986 and December 4, 1990 (the "Declaration of Trust"), as currently in effect, the Trust is permitted to establish one or more series of its shares of beneficial interest. The Trust currently has ten series. Each share of a series represents an equal beneficial interest with each other share of that series in the assets of the Trust pertaining to that series.

    Under the Amendment, the Board of Trustees may, in their discretion, authorize the division of shares of any series into shares of one or more classes of shares of such series. All shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between classes as may be approved by the Board of Trustees and be permitted under the 1940 Act or the rules and regulations thereunder or pursuant to exemptive orders issued by the Securities and Exchange Commission. These variations would enable the Trust to provide a broader choice as to the method of purchasing shares of a Fund which would benefit existing shareholders as well as prospective investors. The implementation of a new class of shares would not alter the rights and privileges of the existing shareholders of the ten series, nor would it affect the net asset value of an existing shareholder's investment.

    Under the Amendment, the Board of Trustees could also offer other variations among classes of shares to the extent permitted by the 1940 Act or the rules and regulations thereunder or pursuant to exemptive orders issued by the Securities and Exchange Commission. If the Trust offers shares of a new class, among other conditions it will amend its Prospectus and Statement of Additional Information or issue a new Prospectus and Statement of Additional Information setting forth such information regarding such new class of shares.

Required Vote

    In order to approve Proposal 6 and thereby approve the Amendment to the Declaration of Trust, the affirmative vote of a majority of the Shares of each Fund entitled to vote, is required. The Board of Trustees of the Trust unanimously recommend that shareholders vote FOR the Amendment to the Agreement and Declaration of Trust.

                             ADDITIONAL INFORMATION
Shareholder Proposals

    The Funds need not hold annual shareholder meetings, except as required by the 1940 Act or under applicable state law. Therefore, it is probable that no annual meeting of shareholders will be held in 1995 or in subsequent years until so required. For those years in which annual meetings are held, proposals which shareholders of the Funds intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received at the Fund's principal executive offices within a reasonable period of time before the proxy solicitation for that meeting is made, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

                                       By Order of the Boards
                                       Lawrence Liebman
                                       Secretary
New York, New York
____________, 1995

                                  EXHIBIT INDEX

Fund                                                                Exhibit Page
----                                                                ------------
Blanchard Global Growth Fund ............................................  A-1
Blanchard 100% Treasury Money Market Fund ...............................  B-1
Blanchard Short-Term Global Income Fund .................................  C-1
Blanchard American Equity Fund ..........................................  D-1
Blanchard Flexible Income Fund ..........................................  E-1
Blanchard Short-Term Bond Fund ..........................................  F-1
Blanchard Flexible Tax-Free Bond Fund ...................................  G-1
Blanchard Worldwide Emerging Markets Fund ...............................  H-1
Blanchard Growth & Income Fund ..........................................  I-1
Blanchard Capital Growth Fund ...........................................  J-1
Blanchard Precious Metals Fund, Inc.
    Fund Exhibit ........................................................  K-1
    Form of Investment Advisory Contract ................................  K-9
    Form of Distribution Plan ...........................................  K-13
    Form of Distributor's Contract ......................................  K-16
    Form of Rule 12b-1 Agreement ........................................  K-23
    Form of Sales Agreement with Federated Securities Corp. .............  K-27
Blanchard Funds-Form of Investment Advisory Contract ....................  L-1
Blanchard Funds-Form of Distribution Plan ...............................  M-1
Blanchard Funds-Form of Distributor's Contract ..........................  N-1
Blanchard Funds-Form of Rule 12b-1 Agreement ............................  O-1
Blanchard Funds-Form of Sales Agreement with Federated Securities Corp. .  P-1
Blanchard Funds-Amendment to Agreement and Declaration of Trust .........  Q-1




   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                          BLANCHARD GLOBAL GROWTH FUND

                                  FUND EXHIBIT
1. Pertaining to the Meeting

    * Meeting Date: May _____, 1995

    * Meeting Time:  _____ [a.m./p.m.]

    * Meeting  Place:  Offices  of  Kramer,  Levin,  Naftalis,  Nessen,  Kamin &
                       Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of _____, 1995: _____

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 4, 1995

    * Date shareholders last approved Existing Agreement: March 5, 1986

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: May 29, 1986

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: 1.00% of the first $150 million of average daily net assets, .875% of the Fund's average daily net assets in excess of $150 million but not exceeding $300 million and .75% of the Fund's average daily net assets in excess of $300 million.

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $943,678

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreements

    A. Shufro Rose & Ehrman

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: March 5, 1986

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: February 18, 1992

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .30% of the first $150 million of the U.S. Equities sector's average daily net assets, .2625% of the sector's next $150 million of average daily net assets, and .225% of the sector's average daily net assets in excess of $300 million.

    * Investment advisory fee payable to Shufro Rose & Ehrman for most recent fiscal year: $104,023

    B. Fiduciary International, Inc.

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 15, 1992 (for Foreign Fixed Income sector) and October 22, 1993 (for Foreign Equities sector)

    * Date Board last approved Existing Agreement: December 8, 1994 (for Foreign Fixed Income sector) and September 16, 1994 (for Foreign Equities sector)

    * Date of Existing Agreement: October 22, 1993 (for Foreign Equities sector) and Feb 18, 1992 (for Foreign Fixed Income sector)

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .375% of the first $150 million of the Foreign Fixed Income sector's average daily net assets, .32825% of the next $150 million of the sector's average daily net assets, and .28125% of the sector's average daily net assets in excess of $300 million; and .45% of the first $150 million of the Foreign Equities sector's average daily net assets, .39375% of the next $150 million of the sector's average daily net assets, and .3375% of the sector's average daily net assets in excess of $300 million

    * Investment advisory fee payable to Fiduciary International, Inc. for most recent fiscal year: $91,814 (Foreign Fixed Income)/$37,233(Foreign Equity)

    C. Fiduciary International, Inc. (Global Allocation Strategist)

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 15, 1992

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: February 18, 1992

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .08% of the first $150 million of average daily net assets, .07% of the next $150 million of average daily net assets and .06% of average daily net assets in excess of $300 million.

    * Investment advisory fee payable to Fiduciary International, Inc. for most recent fiscal year: $75,352

    D. Investment Advisers, Inc.

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 15, 1992

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: February 18, 1992

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .20% of the first $150 million of the U.S. Fixed Income sector's average daily net assets, .175% of the next $150 million of the sector's average daily net assets, and .15% of the sector's average daily net asset in excess of $300 million

    * Investment advisory fee payable to Investment Advisers, Inc. for most recent fiscal year: $5,641

    E. Cavelti Capital Management, Ltd.

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 15, 1992

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: February 18, 1992

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .30% of the first $150 million of the Precious Metals sector's average daily net assets, .2625% of the next $150 million of the sector's average daily net assets, and .225% of the sector's average daily net assets in excess of $300 million.

    * Investment advisory fee payable to Cavelti Capital Management, Ltd. for most recent fiscal year: $10,558

    F. Martin Currie Inc.

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: October 22, 1993

    * Date Board last approved Existing Agreement: September 16, 1994

    * Date of Existing Agreement:  October 22, 1993

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .50% of the first $150 million of the Emerging Markets sector's average daily net assets, .4375% of the next $150 million of the sector's average daily net assets, and .375% of the sector's average daily net assets in excess of $300 million.

    * Investment advisory fee payable to Martin Currie Inc. for most recent fiscal year: $36,308

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 5 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: May 29, 1986

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $706,440 (.75%).

    The following table presents certain information regarding the beneficial ownership of shares as of___________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------


 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.

**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.

   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisors
                          Blanchard Global Growth Fund

    Shufro Rose & Ehrman ("Shufro") manages the U.S. Equities Sector of the Fund. Shufro is a registered investment adviser. Founded in 1938, Shufro is a member of the New York and American Stock Exchanges. It is among the oldest of those firms specializing in the management of investment portfolios. As of December 31, 1993, Shufro managed assets of more than $1.3 billion from private and institutional accounts.

    Shufro's investment philosophy is one of "fundamentals". This involves selecting securities backed by assets, finances and current earning power. Shufro's principals conduct research as well as portfolio management, including examination of source materials such as annual and other corporate reports, published speeches by the company officers, and other pertinent data. In addition, Shufro's principals conduct visits to companies to attain depth of understanding not achieved solely through inspection of written materials. Robert Weiss, a General Partner of Shufro, with more than 30 years of experience as a portfolio manager, is responsible for the day-to-day management of this sector's portfolio.

    The Foreign Equities Sector and the Foreign Fixed Income Sector are managed by Fiduciary International, Inc., a New York corporation that was organized in 1982 as Fir Tree Advisers, Inc. Fiduciary International has also been chosen by the Fund to perform the duties of Global Allocation Strategist. Fiduciary International, Inc. is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International. Fiduciary Trust Company International was chartered in 1931 as a New York State bank and is headquartered in New York City. This sector is managed by a committee headed by Mr. Jeremy H. Biggs, Vice Chairman and Chief Investment Officer.

    The U.S. Fixed Income Sector is managed by Investment Advisers, Inc. of Minneapolis, Minnesota, a registered investment adviser established in 1947. As of December 31, 1993, it managed over $13 billion in assets. Investment Advisers, Inc. furnishes investment advice to pension and profit sharing trusts, religious, educational, and charitable trusts, investment companies, municipalities and individuals. Larry R. Hill, an Executive Vice President of Investment Advisers, Inc., with more than 10 years of experience as a Fixed Income Portfolio Manager, is responsible for the day-to-day management of this sector's portfolio.

    The Precious Metals Securities and Bullion Sector Manager is managed by Cavelti Capital Management, Ltd., of Toronto, Canada. Cavelti Capital Management, Ltd. is a Canadian money management firm specializing in bullion and precious metals mining shares and is a registered investment adviser with the SEC. Peter C. Cavelti, the company's President, has extensive investment experience in the field of precious metals and the firm's clients include government agencies, financial institutions, mining companies and Canadian mutual funds. Cavelti Capital Management, Ltd. also acts as Portfolio Adviser to BPMF.

    Martin Currie Inc., a member of the Martin Currie Group, manages the Emerging Markets sector. Based in Edinburgh, the Martin Currie Group is one of Scotland's leading international equity houses and has experience and expertise in emerging markets. The Martin Currie Group currently manages over $4 billion in global assets and has been involved in managing investment portfolios for over 100 years. Martin Currie Inc., incorporated in 1978, is an investment adviser registered with the SEC and currently manages over $900 million in global assets.

    Currently, the Martin Currie Group operates its investment business through four companies. In North America, Martin Currie Inc. (the Sector Manager), and in the U.K., Martin Currie Investment Management, Martin Currie Unit Trusts and Martin Currie Private Clients, all wholly-owned subsidiaries of Martin Currie Limited.

    An asset allocation committee headed by Mr. James Fairweather, a director and senior portfolio manager with Martin Currie, with more than 10 years of experience as a portfolio manager, coordinates the company's investments in emerging markets. The committee determines asset allocation and country weighing for emerging markets and Mr. Fairweather, together with Mr. Tristan Clube (also a director and senior portfolio manager), selects stocks in conjunction with members of regional investment teams. Martin Currie Inc.
also acts as portfolio advisor to BWEMF.

    VCM has chosen Fiduciary International, Inc. to act as the Global Allocation Strategist for the Fund. As such, Fiduciary International has a global allocation committee headed by Mr. Jeremy H. Biggs, Vice Chairman and Chief
Investment Officer, whose role is to review, evaluate and allocate the percentages in which the total assets of the Fund will be divided among its six investment sectors, subject to review by the Fund's Manager and its Board Members. The allocations for each sector may be changed at any time. Allocations will vary depending on a variety of factors, such as economic and market conditions, interest rates, currency fluctuations, inflationary or deflationary expectations, geopolitical circumstances and other factors. The ability of the Fund to achieve its investment objective will be dependent in part on the success of the Global Allocation Strategist in anticipating the onset, duration and termination of broad economic cycles. Failure to anticipate the onset or termination of such cycles could result in the assets of the Fund being disproportionately weighted toward one sector at the expense of another.

    VCM feels that Fiduciary International, Inc. is uniquely qualified for the job of Global Allocation Strategist. Fiduciary International, Inc. is a registered investment adviser with the SEC and has been engaged in the business of providing investment advisory services since 1982. In addition to its role as Global Allocation Strategist, Fiduciary International, Inc. has been chosen to manage the Foreign Fixed Income and Foreign Equities sectors of the Fund.

    Fiduciary International, Inc. was founded in 1931 and currently manages over $24 billion in global assets for large institutional and corporate accounts as well as those of wealthy individuals. Clients include the United Nations pension fund, Princeton University and Duke University. Mr. Jeremy H. Biggs, Vice Chairman and Chief Investment Officer of Fiduciary International, Inc., oversees the portfolio allocation process for the Fund. Mr. Biggs is a graduate of Yale University and has done postgraduate work at the London School of Economics. Mr. Biggs has extensive experience in global investing and in finance. Mr. Biggs is supported by a team of researchers and analysts.

    Fiduciary International, Inc.'s method of security analysis includes credit analysis to gauge the creditworthiness of issuers and securities, analysis of economic background, industry analysis, balance sheet and income statement analysis and assessment of the macro-economic environment and the outlook for the currencies in the countries where the companies operate. In addition, Fiduciary International, Inc. may use outside sources of information, including economic consultants, technical industry specialists and market technicians.

    The Sub-Advisory Agreements. The sub-advisory agreements between VCM and the Sector Managers provide for payment by VCM of annual fees, payable to the Sector Managers on a monthly basis. The aggregate of fees payable to the Sector Managers for the services they provide, as a group, equals approximately 35% of the management fees paid to VCM by the Fund.

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this ____________ day of _____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and SHUFRO, ROSE & EHRMAN, a registered investment adviser (the "Portfolio Manager" or "Shufro") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund with respect to the U.S. Common and Preferred Stocks sector of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. Shufro shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of a portion of the cash, securities or other properties comprising the U.S. Common and Preferred Stocks sector of the Fund's portfolio, subject at all times to the direction of the Global Asset Allocation Strategist, the Manager and the policies and control of the Trust's Board of Trustees. Shufro shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;
and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager the greater of
(i) $25,000 per annum, or (ii) a monthly fee at the annual rate of .30% of the sector's first $150 million of average daily net assets; plus .2625% of the sector's average daily net assets in excess of $150 million but less than $300 million; plus .225% of the sector's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Notwithstanding anything herein to the contrary, the Portfolio Manager, in its capacity as broker-dealer, shall be paid commissions pursuant to Section 17(e)(2) of the 1940 Act. if this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby. The Portfolio Manager shall give 60 days' notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be 745 5th Avenue, New York, New York 10151.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     SHUFRO, ROSE & ERHMAN

____________________________________        By______________________________
Title:                                               General Partner

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                         FORM OF SUB-ADVISORY AGREEMENT

    THIS AGREEMENT is made this ___________ day of __________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and FIDUCIARY INTERNATIONAL INC., a registered investment adviser (the "Portfolio Manager" or "Fiduciary") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement dated ___________________, 1995 to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund with respect to the Foreign Equities sector of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

        1. Investment Management. Fiduciary shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of a portion of the cash, securities or other properties comprising the Foreign Equities sector of the Fund's portfolio, subject at all times to the direction of the Global Asset Allocation Strategist, the Manager and the policies and control of the Trust's Board of Trustees. Fiduciary shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

        2.  Investment  Analysis  and   Implementation.   In  carrying  out  its
    obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which (i) appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales, or (ii) are indicated in accordance with the provisions of Section 4 hereof.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers which also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act; and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager the greater of
(i) $25,000 per annum, or (ii) a monthly fee at the annual rate .45% of the sector's first $150 million of average net assets; plus .39375% of the sector's average daily net assets in excess of $150 million but less than $300 million; plus .3375% of the sector's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby. The Portfolio Manager shall give 60 days' notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust. The investment advisory services rendered by the Portfolio Manager to registered investment companies as of the date of this Agreement shall be deemed not to impair its services under this Agreement and the Portfolio Manager shall not be required to notify the Manager of such services.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 21(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under the Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any actions taken by the Portfolio Manager for the sole purpose of correctly complying with a directive pursuant to Section 4 hereof shall be deemed to be taken without willful misfeasance, bad faith or gross negligence.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be Two World Trade Center, 94th Floor, New York, New York 10048.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


Attest:                                     FIDUCIARY INTERNATIONAL, INC.

____________________________________        By______________________________
Title:                                                 President

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                         FORM OF SUB-ADVISORY AGREEMENT

    THIS AGREEMENT is made this __________ day of __________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and FIDUCIARY INTERNATIONAL, INC., a registered investment adviser (the "Portfolio Manager" or "Fiduciary Trust") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund with respect to the Foreign Fixed Income Securities sector of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. Fiduciary Trust shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of a portion of the cash, securities or other properties comprising the Foreign Fixed Income Securities sector of the Fund's portfolio, subject at all times to the direction of the Global Asset Allocation Strategist, the Manager and the policies and control of the Trust's Board of Trustees. Shufro shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to accounts for which it has discretionary investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which (i) appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchasers and sales, or (ii) are indicated in accordance with the provisions of Section 4 hereof.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into considera-tions: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act; and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager the greater of
(i) $25,000 per annum, or (ii) a monthly fee at the annual rate of .375% of the sector's first $150 million of average daily net assets; plus .32825% of the sector's average daily net assets in excess of $150 million but less than $300 million; plus .28125% of the sector's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month in which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for each month shall be made as promptly as possible after the end of such month.

    9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby. The Portfolio Manager shall give 60 days' notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust. The investment advisory services rendered by the

Portfolio Manager to registered investment companies as of the date of this agreement shall be deemed not to impair its services under this Agreement and the Portfolio Manager shall not be required to notify the Manager of such services.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

        (c) Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    12. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any actions taken by the Portfolio Manager for the sole purpose of correctly complying with a directive pursuant to Section 4 hereof shall be deemed to be taken without willful misfeasance, bad faith or gross negligence.

    13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be 2 World Trade Center, 94th Floor, New York, New York 10048.

    14. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     FIDUCIARY INTERNATIONAL, INC.

____________________________________        By______________________________
Title:                                                 Chairman

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                         FORM OF SUB-ADVISORY AGREEMENT

    THIS AGREEMENT is made this ______________day of ____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and FIDUCIARY INTERNATIONAL INC., a registered investment adviser (the "Global Allocation Strategist") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, BLANCHARD FUNDS (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Global Allocation Strategist engages in the business of acting as an investment adviser and may, under applicable securities and banking laws, provide the services hereinafter set forth; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, one series of the Trust is called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement dated __________, 1995 (the "Management Agreement") to provide for management services for the Fund on the terms and conditions set forth therein; and

    WHEREAS, the Global Allocation Strategist proposes to render investment advisory services to the Manager, in connection with the Manager's responsibilities to the Fund, with respect to reviewing, evaluating and allocating the assets of the Fund among its investment sectors.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. The Global Allocation Strategist shall review, evaluate and allocate the percentages in which the total assets of the Fund will be invested, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. The Global Allocation Strategist shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services to the Fund.

    2. Investment Analysis and Implementation. In carrying out its obligations under paragraph 1 hereof, the Global Allocation Strategist shall:

        (a) use the same skill and care in providing such service as it uses in providing services to accounts for which it has discretionary investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual foreign issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Global Allocation Strategist considers desirable for inclusion in the Fund's portfolio;

        (c) determine what percentage of the total assets of the Fund will be allocated to each of the Fund's investment sectors and regularly report thereon to the Trust's Board of Trustees;

        (d)  formulate  and  implement   continuing  programs  for  the  review,
    evaluation and allocation of the Fund's investments and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which (i) appear to the Trust and the Manager necessary to carry into effect such programs and supervisory functions, or (ii) are indicated in accordance with Section 3 hereof.

    3. Control by Board of Trustees. Any investment program undertaken by the Global Allocation Strategist pursuant to this Agreement, as well as any other activities undertaken by the Global Allocation Strategist on behalf of the Fund, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Global Allocation Strategist with written notice of all such directives, so long as this Agreement remains in effect.

    4. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Global Allocation Strategist shall at all times conform to:

        (a) all applicable provisions of the 1940 Act; and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law, including specifically the banking laws.

    5. Delegation of Responsibilities. Upon the request of the Manager and with the approval of the Trust's Board of Trustees, the Global Allocation Strategist may at its option perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Global Allocation Strategist's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Global Allocation Strategist of any Fund expense that the Global Allocation Strategist is not required to pay or assume under this Agreement shall not relieve the Manager or the Global Allocation Strategist of any of their obligations to the Fund or obligate the Global Allocation Strategist to pay or assume any similar Fund expense on any subsequent occasions.

    6. Expenses. The Global Allocation Strategist shall bear all expenses necessary to carry out its obligations under this Agreement. No other expenses connected with the Fund shall be borne by the Global Allocation Strategist.

    7. Compensation. For the services to be rendered hereunder, the Manager shall pay the Global Allocation Strategist monthly compensation at the following annual rate: .08% of the Fund's average net assets up to $150 million; plus .07% of the Fund's average daily net assets in excess of $150 million but less than $300 million; plus .06% of the Fund's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Global Allocation Strategist's compensation for each month shall be made as promptly as possible after the end of such month.

    8. Non-Exclusivity. The services of the Global Allocation Strategist to the Manager are not to be deemed to be exclusive, and the Global Allocation Strategist shall be free to render investment advisory or other services to others (including the services it presently provides to the International Income Fund and International Equity Fund portfolios of FT Series, Inc., and other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby: provided, however, that the Global Allocation Strategist shall not perform investment advisory services as an asset allocator for any registered investment company with objectives and strategies similar to that of the Fund except where the Manager is acting as investment adviser to such registered investment company.

    9. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 10 hereof.

    10. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section
2(a)(42) of the 1940 Act), or by the Manager or the Global Allocation Strategist, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    12. Liability of the Global Allocation Strategist. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Global Allocation Strategist, its officers, directors or employees, or reckless disregard by the Global Allocation Strategist of its duties under this Agreement, the Global Allocation Strategist shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any actions taken by the Global Allocation Strategist for the sole purpose of correctly complying with an instruction of the Trust or the Manager or a directive pursuant to Section 3 hereof shall be deemed to be taken without willful misfeasance, bad faith or gross negligence.

    13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Global Allocation Strategist for this purpose shall be 2 World Trade Center, 94th floor, New York, New York 10048.

    14. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     FIDUCIARY INTERNATIONAL, INC.

____________________________________        By______________________________
Title:                                                 Chairman

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this ____________ day of ____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and INVESTMENT ADVISERS, INC., a registered investment adviser (the "Portfolio Manager" or "IAI") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund with respect to the U.S. Fixed Income Securities sector of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. IAI shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of a portion of the cash, securities or other properties comprising the U.S. Fixed Income Securities sector of the Fund's portfolio, subject at all times to the direction of the Global Asset Allocation Strategist, the Manager and the policies and control of the Trust's Board of Trustees. IAI shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchasers and sales.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act; and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager the greater of
(i) $25,000 per annum, or (ii) a monthly fee at the annual rate of .20% of the sector's first $150 million of average daily net assets; plus .175% of the sector's average daily net assets in excess of $150 million but less than $300 million; plus .15% of the sector's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby. The Portfolio Manager shall give 60 days notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be 100 Dain Tower, Minneapolis, Minnesota 55402.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     INVESTMENT ADVISERS, INC.

____________________________________        By______________________________
Title:                                               Vice President

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this ____________ day of ____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and CAVELTI CAPITAL MANAGEMENT, LTD., a Canadian money management firm (the "Portfolio Manager" or "Cavelti") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund with respect to the Precious Metals Securities and Bullion sector of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. Cavelti shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of a portion of the cash, securities or other properties comprising the Precious Metals Securities and Bullion sector of the Fund's portfolio, subject at all times to the direction of the Global Asset Allocation Strategist, the Manager and the policies and control of the Trust's Board of Trustees. Cavelti shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager the greater of
(i) $25,000 per annum, or (ii) a monthly fee at the annual rate of .30% of the sector's first $150 million of average daily net assets; plus .2625% of the sector's average daily net assets in excess of $150 million but less than $300 million; plus .225% of the sector's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby. The Portfolio Manager shall give 60 days' notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be 74 Victoria Street, Toronto, Canada M5C2A5.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     CAVELTI CAPITAL MANAGEMENT, LTD.

____________________________________        By______________________________
Title:                                                 President

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this _____________ day of ____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and MARTIN CURRIE INCORPORATED, a registered investment adviser (the "Portfolio Manager" or "Martin Currie") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Portfolio Manager is a member of the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom and is thereby regulated by IMRO in the conduct of its investment business for United Kingdom investors and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement dated , 1995 to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund with respect to the Emerging Markets sector of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. Martin Currie shall act as a Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of a portion of the cash, securities or other properties comprising the Emerging Markets sector of the Fund's portfolio, subject at all times to the direction of the Global Asset Allocation Strategist, the Manager and the policies and control of the Trust's Board of Trustees. Martin Currie shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers which also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act; and

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager the greater of
(i) $25,000 per annum, or (ii) a monthly fee at the annual rate of .50% of the sector's first $150 million but less than $300 million; plus .4375% of the sector's average daily net assets in excess of $150 million but less than $300 million; plus.375% of the sector's average daily net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Portfolio Manager will not be reduced by the amount of brokerage commissions received by the Portfolio Manager or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this agreement are not impaired thereby. The Portfolio Manager shall give 60 days' notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a)
(i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940
Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 21(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate. Extraordinary expenses necessarily incurred by the Portfolio Manager in connection with the termination of this Agreement shall be paid by the Manager to the extent that such extraordinary expenses are not paid by the Fund.

    13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under the Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be Saltaire Court, 20 Castle Terrace, Edinburgh EHI 2ES.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such a term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     MARTIN CURRIE INCORPORATED

____________________________________        By______________________________
Title:                                                 President

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

                    BLANCHARD 100% TREASURY MONEY MARKET FUND

                                  FUND EXHIBIT



1. Pertaining to the Meeting

    * Meeting Date: May ____________, 1995

    * Meeting Time: ____________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ____________, 1995: ____________

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 22, 1989

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: December 5, 1988

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: .5% of the first $500 million of the Fund's average daily net assets, .475% of the Fund's average daily net assets in excess of $500 million but not exceeding $1 billion, plus .45% of the Fund's average daily net assets in excess of $1 billion.

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $851,522

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

4. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 5 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000


--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------













   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                     BLANCHARD SHORT-TERM GLOBAL INCOME FUND

                                  FUND EXHIBIT
1. Pertaining to the Meeting

    * Meeting Date: May ___________, 1995

    * Meeting Time: _________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of __________, 1995: ___________

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 2, 1991

    * Date Board last approved Existing Agreement: September 16, 1994

    * Date of Existing Agreement: December 4, 1990

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: .75%

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $4,845,290

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreement

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 2, 1991

    * Date Board last approved Existing Agreement: September 16, 1994

    * Date of Existing Agreement: December 17, 1993

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .35% of the first $10 million of average daily net assets, .30% of the next $10 million of average daily net assets, .25% of the next $10 million of average daily net assets, .20% of the next $10 million of average daily net assets, and .15% of average daily net assets in excess of $40 million

    * Investment advisory fee payable to Lombard Odier International Portfolio Management Limited for most recent fiscal year: $ 1,039,688

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 6 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: January 2, 1991

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $1,615,097 (.25%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.





   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                Description of Portfolio Advisor and Sub-Advisor
                     Blanchard Short-Term Global Income Fund

    VCM has retained Lombard Odier International Portfolio Management Limited, Norfolk House, 13 Southampton Place, London WC1A 2AJ, England ("Lombard Odier") to provide portfolio advisory services to the Fund. Lombard Odier is the institutional investment management arm of Geneva-based Lombard Odier & Cie, one of the oldest and largest private Swiss banks, founded in 1798. The Lombard Odier Group currently manages well in excess of $15 billion and has nearly 200 years experience in global fixed income investment management. Lombard Odier is registered as an investment adviser with the SEC. Paul Abberley, a Director of Lombard Odier, has more than 8 years of experience as a portfolio manager and is responsible for the day-to-day management of the Fund's portfolio.

    The Portfolio Adviser has retained WLO Global Management, as a sub-adviser, to assist in the investment management of the Fund pursuant to a Sub-Advisory Agreement, and subject to the direction of the Manager, the Portfolio Adviser and the Board of Trustees of the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser has primary responsibility for providing investment advice to the Fund and managing the domestic (U.S.) investment of the Fund's assets, while the Portfolio Adviser retains responsibility for international investments.

    WLO Global Management, a partnership between Lombard Odier and Western Asset Management, was established in 1992 to offer international and global fixed income portfolio management services to U.S. plan sponsors and foreign institutions. WLO Global Management is registered with the Securities and Exchange Commission as an investment adviser. WLO Global Management is structured to combine the proven expertise of two independent yet mutually compatible firms: Western Asset Management (for U.S. domestic fixed-income management) and Lombard Odier (for non-dollar fixed income management).

    The California-based partner, Western Asset Management International, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 1993, the Group managed $11 billion of U.S. fixed-income assets.

    The Sub-Advisory Agreement. The sub-advisory agreement between VCM and Lombard Odier, provides for payment by VCM to Lombard Odier of a monthly fee at the annual rate of .35% of the first $10 million of the Fund's average daily net assets; .30% of the next $10 million of average daily net assets; .25% of the next $10 million of average daily net assets; .20% of the next $10 million of average daily net assets; and .15% of average daily net assets in excess of $40 million.

                      FORM OF INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT is made this ____________ day of _____________ 1995, by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT LIMITED (the "Portfolio Manager" or "Lombard") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder; and

    WHEREAS, the Trust and the Manager have entered into a Management Agreement to provide for management services for Blanchard Short-Term Global Income Fund, a series of the Trust (the "Fund"), on the terms and conditions set forth in the Management Agreement dated __________, 1995; and

    WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self-regulating organization recognized under the Financial Services Act 1986 of the United Kingdom, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. Investment Management. Lombard shall act as the Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Trustees. Lombard shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager. The Portfolio Manager may engage, on behalf of the Fund and with the required consent of the shareholders thereof, the services of a sub-adviser, subject to any limitations imposed by the 1940 Act.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a)  at  all  times   adhere  to  the  Fund's   investment   objectives,
    restrictions and limitations as contained in its Prospectus and Statement of Additional Information;

        (b) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (c) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issues engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (d) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Manager;

        (e) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Manager;

        (f) take, on behalf of the Fund, all actions which appear to the Fund and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales; and

        (g) be authorized to give instructions to the Custodian and Sub-Custodian of the Fund as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement. All securities or other assets to the Fund shall be held in, the Custodian or Sub-Custodian appointed by the Fund's Trustees.

    3. Broker-Dealer-Relationship. The Portfolio Manager (and/or any Sub-Adviser) is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's (Sub-Adviser's) primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager (Sub-Adviser) will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trustees may determine, the Portfolio Manager (Sub-Adviser) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement (Sub-Advisory Agreement) or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager (Sub-Adviser) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (Sub-Adviser's) overall responsibilities with respect to the Fund and to its other clients as to which it executes investment discretion. The Portfolio Manager (Sub-Adviser) is further authorized to allocate the orders placed by it on behalf of the Fund to itself, to its affiliated broker-dealer, if any, or affiliated broker-dealers of the Manager, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager (Sub-Adviser). Such allocation shall be in such amounts and proportions as the Portfolio Manager (Sub-Adviser) shall determine and the Portfolio Manager (Sub-Adviser) will report on said allocations regularly to the Manager indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act;

        (c) any other applicable provisions of state and federal law; and

        (d) as a member of IMRO and in light of the IMRO Rules, the Portfolio Manager places on record that it regards this Agreement as not necessitating any ancillary agreement with the Fund or the Manager on the grounds that, within the meanings of the IMRO Rules, and for purposes thereof, (a) the Fund is an open-ended investment company and a business investor, (b) the Manager is a Professional Investor and (c) the subject matter of this Agreement is a scheme management activity.

    6. Expenses. The expenses connected with the Fund shall be borne by the Portfolio Manager as follows:

    The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's costs in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder the Manager shall pay the Portfolio Manager monthly compensation at the annual rate of .35% of the first $10 million of the Fund's average daily net assets, .30% of the next $10 million of average daily net assets, .25% of the next $10 million of average daily net assets, .20% of the next $10 million of average daily net assets, and .15% of average daily net assets in excess of $40 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid on a monthly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Expense Limitation. If for any fiscal year the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the management fee, which the Manager would otherwise receive from the Fund, shall be reduced in order to reduce such excess expenses; however, the Manager will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The fee which the Portfolio Manager would otherwise receive from the Manager pursuant to paragraph 8 of this Agreement should also be reduced proportionately, but only to the extent of such fee. For example, the Manager's fee is reduced by 1/4, the Portfolio Manager's fee from the Manager will also be reduced by 1/4. Such reduction shall be deducted from the monthly fee otherwise payable to the Portfolio Manager by the Manager. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement,

    10. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including investment companies or investment trusts) and to engage in other activities (i) so long as its services under the Agreement are not impaired thereby; and (ii) provided that it does not render investment advisory services to other U.S. investment companies which specialize in marketing publicly offered, "no-load/low-load" mutual funds (i.e., those that are sold either with no sales charge or with a front-end or back-end sales charge of up to 2.0%), without first terminating this Agreement in accordance with the provisions set forth below or receiving written permission to do so from the Manager.

    If either the Portfolio Manager or the Manager terminates this Agreement, by giving sixty (60) days' written notice, in accordance with Section 14 hereof, the Portfolio Manager agrees that for a period of six months following the effective date of termination, it will not render investment advisory services to other U.S. investment companies which specialize in publicly marketing "no-load/low-load" mutual funds (as previously defined) unless the Portfolio Manager has obtained prior written approval from the Manager to enter such potential advisory agreements. It is recognized that the Portfolio Manager has an existing agreement with another U.S. investment company to manage "full load" mutual funds (i.e., those that are sold with a front-end or back-end sales charge of 2.0% or more) and that the Portfolio Manager is free to render these services and to enter into additional such agreements to manage "full load" mutual funds at any time.

    11. Indemnity for Taxes. Notwithstanding any other provision of this Agreement, the Manager shall indemnify and save the Portfolio Manager and each of its affiliates, officers, directors and employees (each individually referred to as an "Indemnified Party") harmless from, against, for and in respect of all taxes imposed by the United Kingdom on the Manager or the Fund, in relation to the matters contemplated by this Agreement in the event that any such tax is amended or charged on an Indemnified Party as a branch or agent of the Manager or the Fund.

    12. Term. This Agreement shall become effective at the cost of business on the date hereof and shall remain in force and effect, subject to Sections 13 and 14 hereof, for two years from , 1995.

    13. Renewal. Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the Trustees who arc not parties to this Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    14. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) or by the Manager or the Portfolio Manager, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate:
(a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Trust and the Manager shall terminate.

    15. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    16. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

    17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other company, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, 24th Floor, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be Norfolk House, 13 Southampton Place, London WC1A 2AJ, England.

    18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of a controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on __________, 1995.

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

Attest:                                     LOMBARD ODIER INTERNATIONAL
                                            PORTFOLIO MANAGEMENT LIMITED


____________________________________        By______________________________
Title:                                                 Director

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS  AGREEMENT  is made  this _____________ day  of ____________, 1995,  by and between LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT LIMITED (the "Portfolio Manager") and WLO Global Management (the "Sub-Adviser" or "WLO") with respect to the following recital of fact:


                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Advisers Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Trust and Virtus Capital Management, Inc. (the "Manager") have entered into a Management Agreement to provide for management services for Blanchard Short-Term Global Income Fund, a series of the Trust (the "Fund"), on the terms and conditions set forth in the Management Agreement dated __________, 1995; and

    WHEREAS, the Portfolio Manager and the Manager have entered into an Investment Advisory Agreement to provide for investment advisory services for the Fund, on the terms and conditions set forth in the Investment Advisory Agreement dated the date hereof; and

    WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self-regulating organization recognized under the Financial Services Act 1986 of the United Kingdom, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Sub-Adviser is investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Sub-Adviser proposes to render investment advisory services to the Manager and the Portfolio Manager in connection with the Manager and the Portfolio Manager's responsibilities to the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. Investment Management. WLO shall act as the Sub-Adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's U.S. portfolio, subject at all times to the direction of the Manager and the Portfolio Manager and the policies and control of the Trust's Trustees. WLO shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

        (a)  at  all  times   adhere  to  the  Fund's   investment   objectives,
    restrictions and limitations as contained in its Prospectus and Statement of Additional Information;

        (b) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (c) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's U.S. portfolio and whether concerning the individual issuers whose securities are included in the Fund's U.S. portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's U.S. portfolio;

        (d) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Manager and the Portfolio Manager;

        (e) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Manager and the Portfolio Manager;

        (f) take, on behalf of the Fund, all actions which appear to the Fund, the Manager and the Portfolio Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager and the Portfolio Manager of such purchases and sales; and

        (g) be authorized to give instructions to the Custodian and Sub-Custodian of the Fund as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement. All securities or other assets of the Fund shall be held by the Custodian or Sub-Custodian appointed by the Fund's Trustees.

    3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's U.S. portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to itself, to its affiliated broker-dealer, if any, or affiliated broker-dealers of the Manager or the Portfolio Manager, or to such brokers, and dealers who also provide research or statistical material, or other services to the Fund or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Manager and the Portfolio Manager indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Trustees. Any investment program undertaken by the Sub-Adviser, pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The expenses connected with the Fund shall be borne by the Sub-Adviser as follows:

    The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of U.S. portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager or the Portfolio Manager and with the approval of the Trust's Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's costs in rendering such services may be billed monthly to the Manager or the Portfolio Manager, as the case may be, subject to examination by the Manager or the Portfolio Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the

Portfolio Manager or the Sub-Adviser of any of their obligations to the Fund or to the Manager or obligate the Sub-Adviser pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Portfolio Manager shall pay the Sub-Adviser one-half of the fees the Portfolio Manager receives from the Manager. Compensation under this Agreement shall be paid on a monthly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusivity. The services of the Sub-Adviser to the Portfolio Manager and the Manager are not deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including investment companies or investment trusts) and to engage in other activities (i) so long as its services under this Agreement are not impaired thereby; and (ii) provided that it does not render investment advisory services to other U.S. investment companies which specialize in marketing publicly offered, "no-load/low-load" mutual funds (i.e., those that are sold either with no sales charge or with a front-end or back-end sales charge of up to 2.0%), without first terminating this Agreement in accordance with the provisions set forth below or receiving written permission to do so from the Portfolio Manager and the Manager.

    If either the Portfolio Manager or the Sub-Adviser terminates this Agreement, by giving sixty (60) days' written notice, in accordance with Section 12 hereof, the Sub-Adviser agrees that for a period of six months following the effective date of termination, it will not render investment advisory services to other U.S. investment companies which specialize in publicly marketing "no-load/low-load" mutual funds (as previously defined) unless the Sub-Adviser has obtained prior written approval from the Manager and the Portfolio Manager to enter such potential advisory agreements.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Sections 11 and 12 hereof, for two years from ___________, 1995.

    11. Renewal. Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Portfolio Manager or the Sub-Adviser, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Investment Advisory Agreement between the Manager and the Portfolio Manager shall terminate.

    13. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence on the part of the Sub-Adviser or its officers, partners or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Portfolio Manager, the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

    15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Portfolio Manager for this purpose shall be Norfolk House,

12 Southampton Place, London WC1A 2AJ, England and the address of the Sub-Adviser for this purpose shall be 117 E. Colorado Boulevard, Pasadena, California 91105. It is agreed that copies of any notices under this Agreement shall be delivered or mailed postage paid to the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, 24th Floor, New York, New York 10010.

    16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of a controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revoked by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     LOMBARD ODIER INTERNATIONAL

____________________________________        By______________________________
Title:

Attest:                                     WLO GLOBAL MANAGEMENT


____________________________________        By______________________________
Title:

                         BLANCHARD AMERICAN EQUITY FUND


                                  FUND EXHIBIT

1. Pertaining to the Meeting

    * Meeting Date: May ____________, 1995

    * Meeting Time:  ____________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ____________, 1995: ____________

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: August 6, 1992

    * Date Board last approved Existing Agreement: June 13, 1994

    * Date of Existing Agreement: June 25, 1992

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: 1.1%

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $252,773

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: $2,469

3. Pertaining to Sub-Advisory Agreement

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: August 6, 1992

    * Date Board last approved Existing Agreement: June 13, 1994

    * Date of Existing Agreement: June 25, 1992

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .50% of the first $150 million of average daily net assets, .45% of the next $100 million of average daily net assets, .40% of the next $150 million of average daily net assets, and .35% of average daily net assets in excess of $400 million

    * Investment advisory fee payable to Provident Investment Counsel, Inc. for most recent fiscal year: $ 122,075

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 5 Board meetings/1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: June 25, 1992

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $114,917 (.50%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Fund.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.







   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                         Blanchard American Equity Fund

    VCM has retained Provident Investment Counsel ("Provident"), 300 North Lake Avenue, Pasadena, California 91101-4922, as the Portfolio Advisor to provide portfolio advisory services. The Portfolio Advisor is a corporation that traces its origins to an investment partnership formed in 1951. On February 15, 1995, Provident was acquired by, and became a wholly-owned subsidiary of, United Asset Management Corp. The Portfolio Advisor currently manages over $10 billion and has nearly 40 years experience in equity management. The Portfolio Advisor is registered as an investment adviser with the SEC. Jeffrey Miller, a Managing Director of Provident, has more than 20 years of experience as a portfolio manager and is responsible for the day-to-day management of the Fund's portfolio.

    The Sub-Advisory Agreement. The sub-advisory agreement between VCM and Provident provides for the payment by VCM to Provident of a monthly fee at the annual rate of .50% of the first $150 million of the Fund's average daily net assets; .45% of the next $100 million of average daily net assets; .40% of the next $150 million of average daily net assets; and .35% of average daily net assets in excess of $400 million.

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this ____________day of ____________, 1995, by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and PROVIDENT INVESTMENT COUNSEL, INC. (the "Sub-Adviser") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder; and

    WHEREAS, the Trust and the Manager have entered into a Management Agreement to provide for management services for Blanchard American Equity Fund, a series of the Trust (the "Fund"), on the terms and conditions set forth in the Management Agreement dated ____________, 1995 (the "Management Agreement"); and

    WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Sub-Adviser proposes to render investment advisory services to the Fund in connection with the Manager's responsibilities to the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. Investment Management. The Sub-Adviser shall act as the portfolio adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. The Sub-Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as portfolio adviser.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

        (a)  at  all  times   adhere  to  the  Fund's   investment   objectives,
    restrictions and limitations as contained in its then current Prospectus and Statement of Additional Information;

        (b) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (c) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

        (d) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Manager;

        (e) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the manager;

        (f) take, on behalf of the Fund, all actions which appear to the Fund and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales; and

        (g) be authorized to give instructions to the Custodian of the Fund as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement.

    3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; research services provided by such broker-dealer; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to the foregoing, the Sub-Adviser is authorized to allocate the orders placed by it on behalf of the Fund to itself, to its affiliated broker-dealer, if any, or affiliated broker-dealers of the Manager, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Manager indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust, as amended from time to time, under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The expenses connected with rendering services to the Fund pursuant to this Agreement shall be borne by the Sub-Adviser as follows:

    The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's costs in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub-Adviser monthly compensation at the annual rate of .50% of the first $150 million of the Fund's average daily net assets, plus .45% of the Fund's average daily net assets in excess of $150 million but less than $250 million, plus .40% of the Fund's average daily net assets in excess of $250 million but less than $400 million, plus .35% of the Fund's average daily net assets in excess of $400 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid on a monthly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the management fee, which the Manager would otherwise receive from the Fund, shall be reduced in order to reduce such excess expenses; however, the Manager will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The fee which the Sub-Adviser is entitled to receive from the Manager pursuant to paragraph 8 of this Agreement shall not be reduced as a result of any such expense limitation, notwithstanding any reduction in management fees payable to the Manager. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

    10. Non-Exclusivity. The services of the Sub-Adviser to the Manager are not deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including investment companies or investment trusts) and to engage in other activities so long as its services under this Agreement are not impaired thereby.

    11. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Section 12 hereof and approval at the first or special meeting of the Fund's shareholders in accordance with subsection (a)(ii) of Section 12 hereof, for two years from the date hereof.

    12. Renewal. Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Sub-Adviser, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement shall terminate.

    14. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, trustees or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    15. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

    16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, 24th Floor, New York, New York 10010, and the address of the Sub-Adviser for this purpose shall be 300 North Lake Avenue, Pasadena, California 91101-4922.

    17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of a controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 President

Attest:                                     PROVIDENT INVESTMENT COUNSEL, INC.
                                            PORTFOLIO MANAGEMENT LIMITED


____________________________________        By______________________________
Title:                                             Managing Director

                         BLANCHARD FLEXIBLE INCOME FUND

                                  FUND EXHIBIT
1. Pertaining to the Meeting

    * Meeting Date: May ___________, 1995

    * Meeting Time: _________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ___________, 1995: ____________

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 2, 1992

    * Date Board last approved Existing Agreement: September 16, 1994

    * Date of Existing Agreement: September 10, 1992

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: .75%

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $4,285,213

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreement

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: January 2, 1992

    * Date Board last approved Existing Agreement: September 16, 1994

    * Date of Existing Agreement: September 10, 1992

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .30% of the first $25 million of average daily net assets, .25% of the next $25 million of average daily net assets, and .20% of average daily net assets in excess of $50 million

    * Investment  advisory fee payable to OFFITBANK for most recent fiscal year:
      $1,100,253

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 6 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: September 10, 1992

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $1,428,474 (.25%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.





   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                         Blanchard Flexible Income Fund

    VCM has retained  OFFITBANK,  520 Madison  Avenue,  New York, New York 10022
(the "Sub-Adviser") to provide portfolio advisory services to the Fund. OFFITBANK, a New York State chartered trust bank, is the continuation of the business of Offit Associates, Inc., a registered investment adviser founded in December, 1982. The firm converted to a trust bank in July, 1990. The core business of OFFITBANK is portfolio management for institutions, non-profit organizations and wealthy family groups. OFFITBANK specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. OFFITBANK currently manages in excess of $4.0 billion in assets. Jack D. Burks, Managing Director of OFFITBANK, has over 10 years of experience in Fixed Income Portfolio Management and is responsible for the day-to-day management of the Fund's portfolio. OFFITBANK also acts as portfolio advisor to BWMF.

    The Sub-Advisory Agreements. The sub-advisory agreement between VCM and OFFITBANK provides for the payment by VCM to OFFITBANK of a monthly fee at the annual rate of .30% of the first $25 million of each Fund's average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this ____________ day of _____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and OFFITBANK, a New York banking corporation (the "Sub-Adviser" or "OFFITBANK") with respect to the following recital of fact:


                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Sub-Adviser is a New York banking corporation and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Flexible Income Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, OFFITBANK proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. OFFITBANK shall act as a Sub-Adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. OFFITBANK shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees;

        (e) be authorized to give instructions to the custodian and/or sub-custodian of the Fund appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

        (f) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser will purchase and sell foreign currency contracts and other securities for the Fund. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub-Adviser a monthly fee at the annual rate of .30% of the Fund's first $25 million of average daily net assets; plus .25% of the Fund's average daily net assets in excess of $25 million but less than $50 million; plus .20% of the Fund's average daily net assets in excess of $50 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Sub-Adviser will not be reduced by the amount of brokerage commissions received by the Sub-Adviser or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Exclusivity. OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar publicly offered no-load or low-load open-end investment company registered with the Securities and Exchange Commission while this Agreement is in effect. In the event of the termination of this Agreement by the Sub-Adviser such exclusivity shall continue for a period of [ ] months from the effective date of such termination. For the purposes of this Agreement, low-load shall be defined as a sales charge of 3% or less. The Sub-Adviser, however, shall be free to render investment advisory or other services to others (including unit trusts and registered investment companies other than no load or low load investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 10 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Sub-Adviser, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Sub-Adviser for this purpose shall be 101 East 52nd Street, New York, New York 10022.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     OFFITBANK

____________________________________        By______________________________
Title:                                             Title:

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.


____________________________________        By______________________________
Title:                                             Title: President

                         BLANCHARD SHORT-TERM BOND FUND

                                  FUND EXHIBIT
1. Pertaining to the Meeting

    * Meeting Date: May __________, 1995

    * Meeting Time: ________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ___________, 1995: ____________

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: April 16, 1993

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: April 5, 1993

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: .75%

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $192,323

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreement

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: April 16, 1993

    * Date Board last approved Existing Agreement: December 8, 1994

    * Date of Existing Agreement: April 16, 1993

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .30% of the first $25 million of average daily net assets, .25% of the next $25 million of average daily net assets, and .20% of average daily net assets in excess of $50 million

    * Investment  advisory fee payable to OFFITBANK for most recent fiscal year:
      $45,697

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 5 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the  Distribution  and Marketing  Plan was adopted:  January 26,
      1993

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $64,105 (.25%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.






   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                         Blanchard Short Term Bond Fund

    VCM has retained  OFFITBANK,  520 Madison  Avenue,  New York, New York 10022
(the "Sub-Adviser") to provide portfolio advisory services to the Fund. OFFITBANK, a New York State chartered trust bank, is the continuation of the business of Offit Associates, Inc., a registered investment adviser founded in December, 1982. The firm converted to a trust bank in July, 1990. The core business of OFFITBANK is portfolio management for institutions, non-profit organizations and wealthy family groups. OFFITBANK specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. OFFITBANK currently manages in excess of $4.0 billion in assets. Jack D. Burks, Managing Director of OFFITBANK, has over 10 years of experience in Fixed Income Portfolio Management and is responsible for the day-to-day management of the Fund's portfolio. OFFITBANK also acts as portfolio advisor to BWMF.

    The Sub-Advisory Agreements. The sub-advisory agreement between VCM and OFFITBANK provides for the payment by VCM to OFFITBANK of a monthly fee at the annual rate of .30% of the first $25 million of each Fund's average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made this _____________ day of ____________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and OFFITBANK, a registered investment adviser (the "Sub-Adviser" or "OFFITBANK") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Sub-Adviser is a New York banking corporation and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Short-Term Bond Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, OFFITBANK proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. OFFITBANK shall act as a Sub-Adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. OFFITBANK shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees;

        (e) be authorized to give instructions to the custodian and/or sub-custodian of the Fund appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

        (f) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser will purchase and sell foreign currency contracts and other securities for the Fund. The Sub-Adviser is further authorized to allocate the Orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub-Adviser a monthly fee at the annual rate of .30% of the Fund's first $25 million of average daily net assets; plus .25% of the Fund's average daily net assets in excess of $25 million but less than $50 million; plus .20% of the Fund's average daily net assets in excess of $50 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Sub-Adviser will not be reduced by the amount of brokerage commissions received by the Sub-Adviser or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Exclusivity. OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar registered no-load or low-load open-end investment company while this Agreement is in effect. In the event of the termination of this Agreement by the Sub-Adviser such exclusivity shall continue for a period of 6 months from the effective date of such termination. For the purposes of this Agreement, low load shall be defined as a sales charge of 3% or less. The Sub-Adviser, however, shall be free to render investment advisory or other services to others (including unit trusts and registered investment companies other than no-load or low-load investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Sub-Adviser for this purpose shall be 101 East 52nd Street, New York, New York 10022.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     OFFITBANK

____________________________________        By______________________________
Title:                                             Title:

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.


____________________________________        By______________________________
Title:                                             Title: President

                     BLANCHARD FLEXIBLE TAX-FREE BOND FUND

                                  FUND EXHIBIT

1. Pertaining to the Meeting

    * Meeting Date: May ___________, 1995

    * Meeting Time: _________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ____________, 1995: ____________

2. Pertaining to Investment Advisory Contracts with Virtus Capital Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: July 23, 1993

    * Date Board last approved Existing Agreement: March 7, 1995

    * Date of Existing Agreement: April 22, 1993

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: .75%

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $89,180

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreement

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: July 23, 1993

    * Date Board last approved Existing Agreement: March 7, 1995

    * Date of Existing Agreement: April 22, 1993

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .20%

    * Investment advisory fee payable to The United States Trust Company of New York for most recent fiscal period: $ 9,758

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 5 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: April 22, 1993

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $29,727 (.25%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.





   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                     Blanchard Flexible Tax-Free Bond Fund

    VCM has retained The United States Trust Company of New York ("U.S. Trust") to provide portfolio advisory services to the Fund. U.S. Trust, a New York State chartered bank and trust company established in 1853, currently manages in excess of $26 billion in assets. U.S. Trust is a financial services company that specializes in asset management, private banking, fiduciary and securities services. Kenneth J. McAlley, an executive vice president of U.S. Trust, has over ten years of expertise in Municipal Obligation portfolio management and is responsible for the day-to-day management of the Fund's Portfolio. Mr. McAlley is a nationally recognized expert in municipal bond investment strategy and has been favorably profiled in publications such as Barrons, Forbes and Financial World.

    The Sub-Advisory Agreement. The sub-advisory agreement between VCM and U.S. Trust provides for the payment by VCM to U.S. Trust of a monthly fee at the annual rate of .20% of the Fund's average daily net assets.

                      FORM OF SUB-ADVISORY AGREEMENT
                      ------------------------------

    THIS  AGREEMENT  is made this ______________ day of _______________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York State chartered bank and trust company (the "Sub-Adviser" or "U.S. Trust") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Sub-Adviser is a New York State chartered bank and trust company and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Flexible Tax-Free Bond Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, U.S. Trust proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. U.S. Trust shall act as a Sub-Adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. U.S. Trust shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees;

        (e) be authorized to give instructions to the custodian and/or sub-custodian of the Fund appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

        (f) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser will purchase and sell foreign currency contracts and other securities for the Fund. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub-Adviser a monthly fee at the annual rate of .20% of the Fund's average daily net assets. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Sub-Adviser will not be reduced by the amount of brokerage commissions received by the Sub-Adviser or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 10 hereof.

    10. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    12. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Sub-Adviser for this purpose shall be 45 Wall Street, New York, New York 10005.

    14. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     UNITED STATES TRUST COMPANY
                                                 OF NEW YORK

____________________________________        By______________________________
Title:                                        Title: Executive Vice President

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.


____________________________________        By______________________________
Title:                                        Title: President

                    BLANCHARD WORLDWIDE EMERGING MARKETS FUND

                                  FUND EXHIBIT

1. Pertaining to the Meeting

    * Meeting Date: May ___________, 1995

    * Meeting Time: _________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ___________, 1995: ____________

2.  Pertaining  to  Investment   Advisory   Contracts  with  Virtus  Capital
    Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: October 1, 1993

    * Date Board last approved Existing Agreement: June 22, 1993

    * Date of Existing Agreement: February 7, 1994

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: 1.25%

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $9,452

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreement

    A. Martin Currie Inc.

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: October 1, 1993

    * Date Board last approved Existing Agreement: June 22, 1993

    * Date of Existing Agreement: February 7, 1994

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .50% of the first $150 million of the Equity sector's average daily net assets, and .40% of the sector's average daily net assets in excess of $150 million

    * Investment advisory fee payable to Martin Currie, Inc. for most recent fiscal period: $326

    B. OFFITBANK

    * Date Board approved Proposed Agreement: March 24, 1995

    * Date shareholders last approved Existing Agreement: October 1, 1993

    * Date Board last approved Existing Agreement: June 14, 1993

    * Date of Existing Agreement: February 7, 1994

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .45% of the first $150 million of the Fixed Income sector's average daily net assets, and .35% of the sector's average daily net assets in excess of $150 million

    * Investment  advisory fee payable to OFFITBANK for most recent fiscal year:
      $0

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 6 Board meetings/ 1 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $    **          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: June 22, 1993

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $3,781 (.50%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.




   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisors
                    Blanchard Worldwide Emerging Markets Fund

    Martin Currie Inc. provides portfolio advisory services for the Equity Securities sector of the Fund. Based in Edinburgh, the Martin Currie Group is one of Scotland's leading international equity houses and has experience and expertise in emerging markets. The Martin Currie Group currently manages over $4 billion in global assets and has been involved in managing investment portfolios for over 100 years. Martin Currie Inc., incorporated in 1978, is an investment adviser registered with the SEC and currently manages over $900 million in global assets.

    Currently, the Martin Currie Group operates its investment business through four companies. In North America, Martin Currie Inc. (the Sector Manager), and in the U.K., Martin Currie Investment Management, Martin Currie Unit Trusts and Martin Currie Private Clients, all wholly-owned subsidiaries of Martin Currie Limited.

    An asset allocation committee headed by Mr. James Fairweather, a director and senior portfolio manager with Martin Currie, with more than 10 years of experience as a portfolio manager, coordinates the company's investments in emerging markets. The committee determines asset allocation and country weighing for emerging markets and Mr. Fairweather, together with Mr. Tristan Clube (also a director and senior portfolio manager), selects stocks in conjunction with members of regional investment teams. Martin Currie Inc. also acts as portfolio advisor to BGGF.

    OFFITBANK, 520 Madison Avenue, New York, New York 10022, provides portfolio advisory services for the Fixed Income Securities sector of the Fund. OFFITBANK, a New York State chartered trust bank, is the continuation of the business of Offit Associates, Inc., a registered investment adviser founded in December, 1982. The firm converted to a trust bank in July, 1990. The core business of OFFITBANK is portfolio management for institutions, non-profit organizations and wealthy family groups. OFFITBANK specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. OFFITBANK currently manages in excess of $4.0 billion in assets. Jack D. Burks, Managing Director of OFFITBANK, has over 10 years of experience in Fixed Income Portfolio Management and is responsible for the day-to-day management of the Fund's portfolio. OFFITBANK also acts as portfolio advisor to BFIF and BSTBF.

    The Sub-Advisory Agreements. The sub-advisory agreement between VCM and Martin Currie provides for the payment by VCM to Martin Currie of a monthly fee at the annual rate of .50% of the first $150 million of the equity sector's average daily net assets and .40% of the sector's average daily net assets in excess of $150 million. The sub-advisory agreement between VCM and OFFITBANK provides for the payment by VCM to OFFITBANK of a monthly fee at the annual rate of .45% of the first $150 million of the fixed income sector's average daily net assets and .35% of the sector's average daily net assets in excess of $150 million.

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

    THIS AGREEMENT is made as of this ___________ day of __________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and Martin Currie Incorporated, a registered investment adviser (the "Portfolio Manager" or "Martin Currie") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Portfolio Manager is a member of the Investment Regulatory Organization Limited ("IMRO") of the United Kingdom and is thereby regulated by IMRO in the conduct of its investment business and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Worldwide Emerging Markets Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities with respect to equity securities of the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. Martin Currie shall act as a Portfolio Manager for the equity sector of the Fund's portfolio and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the equity sector of the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. The Portfolio Manager shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. Subject to Section 13 hereof, in carrying out its obligation under Section 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

        (e) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager may purchase and sell foreign currency contracts and other securities for the Fund. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant hereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subsection (e) of Section 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager a monthly fee at the annual rate of .50% of the first $150 million of the Fund's average daily net assets under Martin Currie management and .40% of the average daily net assets in excess of $150 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Portfolio Manager will not be reduced by the amount of brokerage commissions received by the Portfolio Manager or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Non-Exclusive. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory and other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. The Portfolio Manager shall give 60 days' notice to the Manager if it intends to perform investment advisory services for any investment company similar to that of the Trust.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

        12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate. Extraordinary expenses necessarily incurred by the Portfolio Manager in connection with the termination of this Agreement shall be paid by the Manager to the extent that such extraordinary expenses are not paid by the Fund.

    13. Liability of the Portfolio Manager. In the absence of willful malfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     MARTIN CURRIE INCORPORATED

____________________________________        By______________________________
Title:                                                 Title:

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                                 Title: President

                             SUB-ADVISORY AGREEMENT
                             ----------------------

    THIS AGREEMENT is made as of this __________ day of ___________, 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and OFFITBANK, a New York banking corporation (the "Sub-Adviser" or "OFFITBANK") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

    WHEREAS, the Sub-Adviser is a New York banking corporation and engages in the business of acting as an investment adviser; and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust offers shares in one series called the Blanchard Worldwide Emerging Markets Fund (such series, being referred to as the "Fund"); and

    WHEREAS, the Trust and the Manager have entered into an agreement dated as of ____________, 1995 to provide for management services for the Fund on the terms and conditions set forth therein (the "Management Agreement"); and

    WHEREAS, OFFITBANK proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund's portfolio on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

    1. Investment Management. OFFITBANK shall act as a Sub-Adviser for the fixed income sector of the Fund's portfolio and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. OFFITBANK shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees;

        (e) be authorized to give instructions to the custodian and/or sub-custodian of the Fund appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

        (f) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser will purchase and sell foreign currency and futures contracts and other securities for the Fund. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub-Adviser a monthly fee at the annual rate of .45% of the first $150 million of the Fund's average daily net assets under OFFITBANK management and .35% of the average daily net assets in excess of $150 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Sub-Adviser will not be reduced by the amount of brokerage commissions received by the Sub-Adviser or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Exclusivity. OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar publicly offered no-load or low-load open-end investment company registered with the Securities and Exchange

Commission while this Agreement is in effect. In the event of the termination of this Agreement by the Sub-Adviser such exclusivity shall continue for a period of six (6) months from the effective date of such termination. For the purposes of this Agreement, low-load shall be defined as a sales charge of 3% or less. The Sub-Adviser, however, shall be free to render investment advisory or other services to others (including unit trusts and registered investment companies other than no load or low load investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.

    11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)
(42) of the 1940 Act), or by the Manager or the Sub-Adviser on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate:
(a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Trust for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Sub-Adviser for this purpose shall be 101 East 52nd Street, New York, New York 10022.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     OFFITBANK

____________________________________        By______________________________
Title:                                             Title:

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.


____________________________________        By______________________________
Title:                                             Title:

                         BLANCHARD GROWTH & INCOME FUND

                                  FUND EXHIBIT

1. Pertaining to the Meeting

    * Meeting Date: May ___________, 1995

    * Meeting Time: _________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of __________, 1995: ____________

2.  Pertaining  to  Investment   Advisory   Contracts  with  Virtus  Capital
    Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: June 13, 1994

    * Date Board last approved Existing Agreement: June 13, 1994

    * Date of Existing Agreement: October 14, 1994

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: 1.10%*

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: N/A**

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: N/A**

3. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

4. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 4 Board meetings/ 0 Audit Committee meetings

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None


                               Compensation Table***

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $  ****          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

5. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: June 13, 1994

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: N/A*

   -----------
   *1.10% fee = .70% management fee to SMC (existing) / VCM (proposed) and .40% advisory fee to The Chase Manhattan Bank, N.A. as Portfolio Advisor (see "Description of Portfolio Advisor").
  **Fiscal year ends October 31, 1995.
 ***Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
****Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------









   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                         Blanchard Growth & Income Fund

    The Fund seeks to achieve its investment objectives by investing 100% of its assets in Growth & Income Portfolio, an open-end management investment company advised by The Chase Manhattan Bank, N.A. (the "Portfolio Advisor"), with investment objectives, policies and restrictions identical to those of the Fund.

    The Portfolio Adviser, a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Portfolio Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others.

    Under the terms of the Investment Advisory Contract between the Blanchard Funds, on behalf of the Fund and VCM, VCM receives a monthly fee of .70% per annum of the Fund's average daily net assets and the Portfolio Adviser receives .40% per annum of the Fund's average daily net assets directly from the Portfolio.

                          BLANCHARD CAPITAL GROWTH FUND

                                  FUND EXHIBIT

1. Pertaining to the Meeting

    * Meeting Date: May ___________, 1995

    * Meeting Time: _________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ____________, 1995: ____________

2.  Pertaining  to  Investment   Advisory   Contracts  with  Virtus  Capital
    Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995

    * Date shareholders last approved Existing Agreement: June 13, 1994

    * Date Board last approved Existing Agreement: June 13, 1994

    * Date of Existing Agreement: October 14, 1994

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: 1.10%*

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: N/A**

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: N/A**

3. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994

4. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 4 Board meetings/ 0 Audit Committee meeting

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None

                               Compensation Table***

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                 from Blanchard Funds     Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Trustee        $47,770             $  ****          $51,000
Gerald Morris, Trustee           47,770              54,000           51,000
Eric Lomas, Trustee              47,770              57,000           51,000

----------------
   *1.10% fee = .70% management fee to SMC (existing) / VCM (proposed) and .40% advisory fee to The Chase Manhattan Bank, N.A. as Portfolio Advisor (see "Description of Portfolio Advisor").
  **Fiscal year ends October 31, 1995.
 ***Messrs. Freedman and Liebman are compensated by SMC, not the Fund.
****Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.

5. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: June 13, 1994

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: N/A*


    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------











-------------
*Fiscal year ends October 31, 1995.







   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                         Blanchard Capital Growth Fund

    The Fund seeks to achieve its investment objectives by investing 100% of its assets in Capital Growth Portfolio, an open-end management investment company advised by The Chase Manhattan Bank, N.A. (the "Portfolio Advisor"), with investment objectives, policies and restrictions identical to those of the Fund.

    The Portfolio Adviser, a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Portfolio Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others.

    Under the terms of the Investment Advisory Contract between the Blanchard Funds, on behalf of the Fund and VCM, VCM receives a monthly fee of .70% per annum of the Fund's average daily net assets and the Portfolio Advisor receives .40% per annum of the Fund's average daily net assets directly from the Portfolio.

                      BLANCHARD PRECIOUS METALS FUND, INC.

                                  FUND EXHIBIT
1. Pertaining to the Meeting

    * Meeting Date: May __________, 1995.

    * Meeting Time: ________ [a.m./p.m.]

    * Meeting Place: Offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022.

    * Shares outstanding as of ___________, 1995: ____________

2.  Pertaining  to  Investment   Advisory   Contracts  with  Virtus  Capital
    Management, Inc.

    * Date Board approved Proposed Contract: March 24, 1995.

    * Date shareholders last approved Existing Agreement: June 23, 1988.

    * Date Board last approved Existing Agreement: December 8, 1994.

    * Date of Existing Agreement: June 22, 1988.

    * Investment management fee as a percentage of average daily net assets under Existing and Proposed Agreements: 1% of the first $150 million of the Fund's average daily net assets, .875% of the Fund's average daily net assets in excess of $150 million but not exceeding $300 million and .75% of the Fund's average daily net assets in excess of $300 million.

    * Investment management agreement fee payable to Sheffield Management Company for most recent fiscal year: $602,610

    * Fee reduction for the Fund's most recent fiscal year resulting from any state expense limitation: None

3. Pertaining to Sub-Advisory Agreement

    * Date Board approved Proposed Agreement: March 24, 1995.

    * Date shareholders last approved Existing Agreement: June 23, 1988.

    * Date Board last approved Existing Agreement: December 8, 1994.

    * Date of Existing Agreement: June 22, 1988.

    * Investment advisory fee as a percentage of average daily net assets under Existing and Proposed Agreements: .30% of the first $150 million of average daily net assets, .2625% of the next $150 million of average daily net assets, and .225% of average daily net assets in excess of $300 million.

    * Investment advisory fee payable to Cavelti Capital Management, Ltd. for most recent fiscal year: $170,058.

4. Pertaining to Accountants

    * Date Board last approved Accountants: June 13, 1994.

5. Pertaining to the Board

    * Number of Board, and where applicable committee, meetings held during the last fiscal year: 5 Board meetings/ 1 Audit Committee meeting.

    * Board Members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board Member was in office: None.

                               Compensation Table*

                                                                      Total
                                                Estimate Annual   Compensation
Name of Person          Aggregate Compensation   Benefits Upon    from BPMF and
Position                       from BPMF          Retirement     Blanchard Funds
--------                 --------------------     ----------     ---------------

Arthur Kiriacon, Director       $47,770             $    **          $51,000
Gerald Morris, Director          47,770              54,000           51,000
Eric Lomas, Director             47,770              57,000           51,000

6. Pertaining to Distribution and Marketing Plans

    * The Fund is subject to a Distribution and Marketing Plan.

    * Date that the Distribution and Marketing Plan was adopted: June 22, 1988.

    * Amounts paid pursuant to the Distribution and Marketing Plan, both in the aggregate and as a percentage of the Fund's average net assets during its most recent fiscal year: $451,958 (.75%).

    The following table presents certain information regarding the beneficial ownership of shares as of ____________, 1995 by each officer and Nominee of the Fund owning shares on such date.

               Name                                    Number of Shares
               ----                                    ----------------





--------------
 *Messrs. Freedman and Liebman are compensated by SMC, not the Funds.
**Mr. Kiriacom will receive a payment of a lump sum cash benefit of $505,006 upon closing of the Purchase in lieu of the estimated annual benefit of $57,000.







   --------------------------------------------------------------------------
   VOTE YOUR PROXY TODAY!
   By Mail: use the enclosed return envelope.
   By Phone: 1-800-733-8485, ext. 450 (Mon.-Fri., 9:00 a.m. - 11:00 p.m. EST)
   By Fax: 1-800-733-1885 (24 hours, 7 days a week)
   QUESTIONS? CALL 1-800-733-8485, ext. 450
   --------------------------------------------------------------------------

                        Description of Portfolio Advisor
                      Blanchard Precious Metals Fund, Inc.

    Cavelti Capital Management, Ltd. of Toronto, Canada ("Cavelti") provides portfolio advisory services for the Fund. Cavelti Capital Management, Ltd. is a Canadian money management firm specializing in bullion and precious metals mining shares and is a registered investment adviser with the SEC. Peter C. Cavelti, the company's President, has extensive investment experience in the field of precious metals and the firm's clients include government agencies, financial institutions, mining companies and Canadian mutual funds.

    The Sub-Advisory Agreement. The sub-advisory agreement between VCM and Cavelti provides for payment by VCM of annual fees, payable to Cavelti on a monthly basis. For the services provided by Cavelti, VCM pays a fee of .30% of the average daily net assets of the Fund on the first $150 million, plus .2625% of the Fund's average net assets in excess of $150 million but less than $300 million, plus .225% of the Fund's average net assets in excess of $300 million.

                           FORM OF ADVISORY AGREEMENT
                           --------------------------

    THIS AGREEMENT is made this day of , 1995 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and CAVELTI CAPITAL MANAGEMENT LTD., a Canadian money management firm (the "Portfolio Manager" or "Cavelti") with respect to the following recital of fact:

                                  R E C I T A L

    WHEREAS, Blanchard Precious Metals Fund, Inc. (the "Corporation") is registered as an open-end non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder; and

    WHEREAS, the Portfolio Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

    WHEREAS, the Corporation is authorized to issue shares of Common Stock in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Corporation intends to initially offer shares in one series called the BLANCHARD PRECIOUS METALS FUND, INC. (such series, being referred to as the "Fund"); and

    WHEREAS, the Corporation and the Manager have entered into an agreement to provide for management services for the Fund on the terms and conditions hereinafter set forth therein (the "Management Agreement").

    WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. Investment Management. Cavelti shall act as the Portfolio Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Corporation's Board of Directors. Cavelti shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

    2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio Manager shall:

        (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

        (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Manager;

        (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Manager; and

        (e) take, on behalf of the Fund, all actions which appear to the Fund and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

    3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Fund to its affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Manager indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Directors. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Corporation. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

    5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

        (a) all applicable provisions of the 1940 Act;

        (b) the provisions of the Registration Statement of the Corporation under the Securities Act of 1933 and the 1940 Act; and

        (c) any other applicable provisions of state and federal law.

    6. Expenses. The expenses connected with the Fund shall be borne by the Portfolio Manager as follows:

    The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

    7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Corporation's Board of Directors, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's costs in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

    8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager monthly compensation of the sum of the amounts determined by applying the following annual rates to the Fund's aggregate daily net assets: .30% of the Fund's net assets up to the first $150 million; .2625% of the Fund's net assets in excess of $150 million but less than $300 million, plus .225% of the Fund's net assets in excess of $300 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

    9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, payments pursuant to the Rule 12b-1 Plan then in effect, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by an statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee, which the Manager would otherwise receive from the Fund, shall be reduced by the amount of such excess. The fee which the Portfolio Manager would otherwise receive from the Manager pursuant to paragraph 8 of this Agreement shall also be reduced proportionately. For example, if the Manager's fee is reduced by 1/4, the Portfolio Manager's fee from the Manager will also be reduced by 1/4. Such reduction shall be deducted from the monthly fee otherwise payable to the Portfolio Manager by the Manager and, if such amount should exceed such monthly fee, the Portfolio Manager agrees to repay the Manager such amount of its fee previously received with respect to make up the deficiency no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

    10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

    11. Renewal. Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Corporation's Board of Directors or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Corporation), by votes cast in person at a meeting specifically called for such purpose.

    12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Corporation's Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in
Section 2(a)(42) of the 1940 Act), or by the Manager or the Portfolio Manager, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or
(b) in the event that the Management Agreement between the Fund and the Manager shall terminate.

    13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Corporation for this purpose shall be 41 Madison Avenue, New York, New York 10010, and the address of the Portfolio Manager for this purpose shall be 74 Victoria Street, Toronto, Canada M5C 2A5.

    15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of an controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

____________________________________        By______________________________
Title:                                             President

Attest:                                     CAVELTI CAPITAL MANAGEMENT LTD.


____________________________________        By______________________________
Title:                                             President

                       BLANCHARD PRECIOUS METALS FUND, INC

                      FORM OF INVESTMENT ADVISORY CONTRACT

    This Contract is made this __________ day of __________, 1995 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and Blanchard Precious Metals Fund, Inc., a Maryland corporation having its principal place of business in Pittsburgh, Pennsylvania (the "Corporation").

    WHEREAS the Corporation is an open-end management investment company as that term is defined in the Investment Company Act of l940, as amended, and is registered as such with the Securities and Exchange Commission; and

    WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

    1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Adviser shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.

    2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Articles of Incorporation and By-Laws of the Corporation and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

    3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Corporation expenses, including, without limitation, the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Corporation, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Corporation and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Corporation to indemnity its officers and Directors and agents with respect thereto.

    4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

    5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulator authority of any jurisdiction in which shares of the Fund are offered for sale, the Adviser shall reduce its investment advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its investment advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall he deducted from the monthly investment advisory fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

    6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

    7. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

    8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Directors as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Directors and thereafter for successive periods of one year, subject to approval as described above.

    9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Directors of the Corporation or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

    10. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

    11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Corporation or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

    12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party to this Contract (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

    13. The Adviser acknowledges that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Corporation (or any Fund). The Corporation agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Corporation.

    14. Notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Fund. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund of the Trust and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

    15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

    16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                   EXHIBIT A
                                     to the
                          Investment Advisory Contract

                      Blanchard Precious Metals Fund, Inc.

    For all services rendered by Adviser hereunder, the above-named Funds of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund.

    Name of Fund                                 Percentage of Net Assets
    ------------                                 ------------------------
    Blanchard Precious Metals Fund, Inc.                  1.00%

    The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

    The advisory fee so accrued shall be paid to Adviser daily.

    Witness the due execution hereof this _ day of ________, 1995.


Attest:                                Virtus Capital Management, Inc.



___________________________________    By :_____________________________________
                          Secretary                     Executive Vice President



Attest:                                Blanchard Precious Metals Fund, Inc.


___________________________________    By :_____________________________________
                Assistant Secretary                               Vice President

                       BLANCHARD PRECIOUS METALS FUND, INC

                            FORM OF DISTRIBUTION PLAN

    This Distribution Plan ("Plan') is adopted as of this __________, 1995, by the Board of Directors of Blanchard Precious Metals Fund, Inc. (the "Corporation"), a Maryland Corporation with respect to certain classes of shares ("Classes") of the portfolios of the Corporation (the "Funds") set forth in exhibits hereto.

    1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Act") so as to allow the Corporation to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares").

    2. This Plan is designed to provide incentives to financial institutions ("Financial Institutions") to sell Shares and enable the Funds to pay for the costs and expenses of preparing, printing and distributing prospectuses and sales literature (including those sent to shareholders, prospective shareholders, and Financial Institutions) and the costs of the expenses of the implementation and operation of the Plan. Federated Securities Corp. ("FSC") will pay Financial Institutions a fee in respect of Shares of the Funds owned from time to time by their clients or customers. The schedules of such fees paid or reimbursed by the Corporation and the basis upon which such fees shall be paid or reimbursed shall be determined from time to time by the Corporation's Board of Directors in respect of the Classes as set forth on the applicable exhibit.

    3. Any payment to Financial Institutions paid or reimbursed by the Corporation will be made by FSC pursuant to the "Distributor s Contract" and the "Rule 12b-1 Agreement" which are related documents to the Plan.

    4. FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Rule 12b-1 Agreement.

    5. Quarterly in each year that this Plan remains in effect, the Funds' distributor shall prepare and furnish to the Board of Directors of the Corporation, and the Board of Directors shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

    6. This Plan shall become effective with respect to each Class (i) after approval by majority votes of: (a) the Corporation's Board of Directors; (b) the Disinterested Directors of the Corporation, cast in person at a meeting called for the purpose of voting on the Plan; and (c) the outstanding voting securities of the particular Class, as defined in Section 2(a)(42) of the Act and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

    7. This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Corporation's Board of Directors and a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Directors as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Directors and thereafter for successive periods of one year subject to approval as described above.

    8. All material amendments to this Plan must be approved by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on it.

    9. This Plan may not be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Funds as defined in Section 2(a)(42) of the Act.

    10. This Plan may be terminated with respect to a particular Fund at any time by: (a) a majority vote of the Disinterested Directors; or (b) a vote of a majority of the outstanding voting securities of the particular Fund as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days notice to the particular Fund.

    11. While this Plan shall be in effect, the selection and nomination of Disinterested Directors of the Corporation shall be committed to the discretion of the Disinterested Directors then in office.

    12. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

    13. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                                    EXHIBIT A
                                     to the
                                Distribution Plan

                      BLANCHARD PRECIOUS METALS FUND, INC.

    This Distribution Plan is adopted by Blanchard Precious Metals Fund, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.

    The fees to be paid by FSC and reimbursed by the Class shall not exceed the annual rate of .75 of 1% of the average aggregate net asset value of the shares held during the month.

    Witness the due execution hereof this 1st day of __________, 1995.


                                        Blanchard Precious Metals Fund, Inc.


                                        By:_____________________________________
                                        President

                      BLANCHARD PRECIOUS METALS FUND, INC.

                         FORM OF DISTRIBUTOR'S CONTRACT

    AGREEMENT made this ____________ day of ______________, 1995, by and between Blanchard Precious Metals Fund, Inc. (the "Corporation"), a Maryland corporation, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.

    In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1. The Corporation hereby appoints FSC as its agent to sell and distribute shares of the Corporation which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Corporation. FSC hereby accepts such appointment and agrees to provide such other services for the Corporation, if any, and accept such compensation from the Corporation, if any, as set forth in the applicable exhibits to this Agreement.

    2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Corporation it is in its best interest to do so.

    3. Neither FSC nor any other person is authorized by the Corporation to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Corporation. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Corporation. No person or dealer, other than FSC, is authorized to act as agent for the Corporation for any purpose. FSC agrees that in offering or selling Shares as agent of the Corporation, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers Inc., including its Rules of Fair Practice. FSC will submit to the Corporation copies of all sales literature before using the same and will not use such sales literature if disapproved by the Corporation

    4. This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Directors of the Corporation including a majority of the members of the Board of Directors of the Corporation who are not interested persons of the Corporation and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Corporation or in any related documents to such Plan ("Disinterested Directors") cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Directors as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Directors and thereafter for successive periods of one year, subject to approval as described above.

    5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Corporation.

    6. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement

    7. FSC shall not be liable to the Corporation for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

    8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Directors of the Corporation including a majority of the Disinterested Directors of the Corporation cast in person at a meeting called for that purpose.

    9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

    10. (a) Subject to the conditions set forth below, the Corporation agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

    If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Corporation pursuant to the foregoing paragraph, FSC shall promptly notify the Corporation in writing of the institution of such action and the Corporation shall assume the defense of such action, including the employment of counsel selected by the Corporation and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Corporation in connection with the defense of such action or the Corporation shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Corporation. Anything in this paragraph to the contrary notwithstanding, the Corporation shall not be liable for any settlement of any such claim of action effected without its written consent. The Corporation agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Corporation or any of its officers or Directors or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

        (b) FSC agrees to indemnify and hold harmless the Corporation, each of its Directors, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Corporation about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Corporation or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Corporation, and the Corporation and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

        (c) Nothing herein contained shall be deemed to protect any person against liability to the Corporation or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

        (d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Directors, officers, FSC and controlling persons of the Corporation by the Corporation pursuant to this Agreement, the Corporation is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330 Therefore, the Corporation undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made
    (i) by a majority vote of a quorum of non-party Disinterested  Directors, or
    (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director, FSC or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Corporation is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

    11. FSC is hereby expressly put on notice of the limitation of liability as set forth in the Articles of Incorporation and agrees that the obligations assumed by the Corporation pursuant to this Agreement shall be limited in any case to the Corporation and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Corporation, the Directors, officers, employees or agents of the Corporation, or any of them.

    12. If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

    13. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

                                    Exhibit A
                                     to the
                             Distributor's Contract

                      BLANCHARD PRECIOUS METALS FUND, INC.

    The following provisions are hereby incorporated and made part of the Distributor's Contract dated _____________, 1995, between Blanchard Precious Metals Fund, Inc. and Federated Securities Corp. with respect to the Class of the Fund set forth above:

    1. The Corporation hereby appoints FSC to select a group of financial institutions ("Financial Institutions") to sell shares of the above-listed series and Class ("Shares"), at the current offering price thereof as described and set forth in the prospectuses of the Corporation.

    2. FSC will enter into separate written agreements with various firms to provide the services set forth in Paragraph 1 herein. During the term of this Agreement, the Corporation will reimburse FSC for payments made by FSC to obtain services pursuant to this Agreement, a monthly fee computed at the annual rate of up to .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month. The fees paid hereunder shall be in an amount equal to the aggregate amount of periodic fees paid by FSC to Financial Institutions pursuant to Paragraph 3 herein.

    3. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time the Corporation's Board of Directors.

    4. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

    5. In the event any amendment to this Agreement matterially increases the fees set forth in Paragraph 2, such amendment must be approved by a vote of a majority of the outstanding voting securities of the appropriate Fund or Class.

    In consideration of the mutual covenants set forth in the Distributor's Contract dated ____________, 1995 between Blanchard Precious Metals Fund, Inc. and Federated Securities Corp., Blanchard Precious Metals Fund, Inc. executes and delivers this Exhibit on behalf of the Fund and with respect to the classes first set forth in this Exhibit.

    Witness the due execution hereof this 1st day of __________, 1995.



ATTEST:                                  Blanchard Precious Metals Fund, Inc.


_____________________________________    By:____________________________________
                            Secretary                                  President


(SEAL)


ATTEST:                                  FEDERATED SECURITIES CORP.


_____________________________________    By:____________________________________
                            Secretary                   Executive Vice President

(SEAL)

                                     FORM OF
                              RULE 12b-1 AGREEMENT

    This Agreement is made between the Financial Institution executing this Agreement ("Institution") and Federated Securities Corp. ("FSC") for the mutual funds (referred to individually as the "Fund" and collectively as the "Funds") for which FSC serves as Distributor of shares of beneficial interest or capital stock ("Shares") and which have adopted a Rule 12b-1 Plan ("Plan") and approved this form of agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940. In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1. FSC hereby appoints Institution to render or cause to be rendered distribution and sales services to the Funds and their shareholders.

    2. The services to be provided under Paragraph 1 may include, but are not limited to, the following:

        (a) reviewing the activity in Fund accounts;

        (b) providing training and supervision of its personnel;

        (c) maintaining and distributing current copies of prospectuses and shareholder reports;

        (d) advertising the availability of its services and products;

        (e) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; and

        (f) responding to customers' and potential customers' questions about the Funds.

    3. During the term of this Agreement, FSC will pay the Institution fees for each Fund as set forth in a written schedule delivered to the Institution pursuant to this Agreement. FSC's fee schedule for Institution may be changed by FSC sending a new fee schedule to Institution pursuant to Paragraph 12 of this Agreement. For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the fee on the basis of the number of days that the Rule 12b-1 Agreement is in effect during the quarter.

    4. The Institution will not perform or provide any duties which would cause it to be a fiduciary with respect to plans or accounts governed by Section 4975 of the Internal Revenue Code, as amended. For purposes of that Section, the Institution understands that any person who exercises any discretionary authority or discretionary control with respect to any individual retirement account or its assets, or who renders investment advice for a fee, or has any authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of such an account, is a fiduciary.

    5. The Institution understands that the Department of Labor views ERISA as prohibiting fiduciaries of discretionary ERISA assets from receiving fees or other compensation from funds in which the fiduciary's discretionary ERISA assets are invested, except to the extent permitted by PTE 77-3 and PTE 77-4. To date, the Department of Labor has not issued any exemptive order or advisory opinion that would exempt fiduciaries from this interpretation. Without specific authorization from the Department of Labor, fiduciaries should carefully avoid investing discretionary assets in any fund pursuant to an arrangement where the fiduciary is to be compensated by the fund for such investment. Receipt of such compensation could violate ERISA provisions against fiduciary self-dealing and conflict of interest and could subject the fiduciary to substantial penalties.

    6. The Institution agrees not to solicit or cause to be solicited directly, or indirectly at any time in the future, any proxies from the shareholders of any or all of the Funds in opposition to proxies solicited by management of the Fund or Funds, unless a court of competent jurisdiction shall so direct or shall have determined that the conduct of a majority of the Board of Directors or Trustees of the Fund or Funds constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This paragraph 6 will survive the term of this Agreement.

    7. With respect to each Fund, this Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Directors or Trustees of the Fund, including a majority of the members of the Board of Directors or Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Fund's Plan or in any related documents to the Plan ("Disinterested Directors or Trustees") cast in person at a meeting called for that purpose.

    8. Notwithstanding paragraph 7, this Agreement may be terminated as follows:

        (a) at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 on not more than sixty (60) days' written notice to the parties to this Agreement;

        (b) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940 or upon the termination of the "Distributor's Contract" between the Fund and FSC; and

        (c) by either party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

    9. The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

    10. The Institution agrees to use its reasonable efforts to obtain any taxpayer identification number certification from its customers required under
Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

    11. This Agreement supersedes any prior service agreements between the parties for the Funds.

    12. This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Institution's address, as shown below. If the Institution does not object to the amendment within (30) days after its receipt, the amendment will become part of the Agreement. The Institution's objection must be in writing and be received by FSC within such thirty days.

    13. This Agreement shall be construed in accordance with the Laws of the Commonwealth of Pennsylvania.

                                             ___________________________________
                                                  [Institution]
                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City      State      Zip Code

                                             By:________________________________
                                             Authorized Signature

                                             ___________________________________
                                             Title
Dated: __________________________, 1995
                                             ___________________________________
                                             Print Name of Authorized Signature



                                             FEDERATED SECURITIES CORP.
                                             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779


                                             By:________________________________
                                                James F. Getz, President

                      BLANCHARD PRECIOUS METALS FUND, INC.

                              -----------------

                        EXHIBIT A to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

Portfolios

    FSC will pay Institution fees for the following portfolios (the "Funds") effective as of the dates set forth below:

               Name                                      Date
               ----                                      ----

Blanchard Precious Metals Fund, Inc.                ____________, 19


Administrative Fees

    1. During the term of this Agreement, FSC will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of .75% of the average net asset value of Shares of Blanchard Precious Metals Fund, Inc., held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as FSC shall from time to time determine and communicate in writing to the Institution.


    2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

                          FORM OF SALES AGREEMENT WITH


                           FEDERATED SECURITIES CORP.


    This Agreement is entered into between the financial institution executing this Agreement ("Financial Institution") and Federated Securities Corp. ("FSC") for The Blanchard Funds (the "Trust), which may be offered in one or more series (the "Funds") and classes (the "Classes") of shares ("Shares"), for which FSC serves as Distributor of shares of beneficial interest or capital stock. The Funds or Classes to which this Agreement applies are set forth in schedule A herto.

    1. Status of Financial Institution as "Bank" or Registered Broker-Dealer.

        The Financial Institution represents and warrants to FSC that:

        (a) It is either a "bank" as that term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934 ("Exchange Act") or a broker-dealer registered with the Securities and Exchange Commission.

        (b) If the Financial Institution is a "bank", it is a duly organized and validly existing bank in good standing under the laws of the jurisdiction in which it is organized. The Finanical Institution agrees to give written notice to FSC promptly in the event that it shall cease to be a "bank" as defined in Section 3(a)(6) of the Exchange Act. In that event, this Agreement shall be automatically terminated upon such written notice.

        (c) If the Financial Institution is a registered broker-dealer, it is a member of the NASD and it agrees to abide by all of the rules and regulations of the NASD including, without limitation, the NASD Rules of Fair Practice. The Financial Institution agrees to notify FSC immediately in the event of (1) its expulsion or suspension from the NASD, or (2) its being found to have violated any applicable federal or state law, rule or regulation arising out of its activities as a broker-dealer or in connection with this Agreement, or which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement. The Financial Institution's expulsion from the NASD will automatically terminate this
    Agreement immediately without notice. Suspension of the Financial Institution from the NASD for violation of any applicable federal or state law, rule or regulation will terminate this Agreement effective immediately upon FSC's written notice of termination to the Financial Institution.

     2. Financial Institution Act as Agent for its Customers.

    The parties agree that in each transaction in the Shares of the Trust: (a) the Financial Institution is acting as agent for the customer; (b) each transaction is initiated solely upon the order of the customer; (c) as between the Financial Institution and its customer, the customer will have full beneficial ownership of all Shares of the Trust to which this Agreement applies;
(d) each transaction shall be for the account of the customer and not for the Financial Institution's account; and (e) each transaction shall be without recourse to the Financial Institution provided that the Financial Institution acts in accordance with the terms of this Agreement. The Financial Institution shall not have any authority in any transaction to act as FSC's agent or as agent for the Trust.

    3. Execution of Orders for Purchase and Redemption of Shares.

        (a) All orders for the purchase of any Shares shall be executed at the then current public offering price per share (i.e., the net asset value per share plus the applicable sales load, if any) and all orders for the redemption of any Shares shall be executed at the net asset value per share, plus any applicable redemption charge, in each case as described in the prospectus of the Fund or Class. FSC and the Trust reserve the right to reject any purchase request at their sole discretion. If required by law, each transaction shall be confirmed in writing on a fully desclosed basis and, if confirmed by FSC, a copy of each confirmation shall be sent simultaneously to the Financial Institution if the Financial Institution so requests.

        (b) The procedures relating to all orders and the handling of them will be subject to the terms of the prospectus of each Fund or Class and FSC's written instructions to the Financial Institution from time to time.

        (c) Payments for Shares shall be made as specified in the applicable Fund or Class prospectus. If payment for any purchase order is not received in accordance with the terms of the applicable Fund or Class prospectus, FSC reserves the right, without notice, to cancel the sale and to hold the Financial Institution responsible for any loss sustained as a result thereof.

        (d) The Financial Institution agrees to provide such security as is necessary to prevent any unauthorized use of the Trust's recordkeeping system, accessed via any computer hardware or software provided to the Financial Institution by FSC.

    4. Fees Payable to the Financial Institution from Sales Loads.

        (a) On each order accepted by FSC, in exchange for the performance of sales and/or administrative services, the Financial Institution will be entitled to receive from the amount paid by the Financial Institution's customer the applicable percentage of the sales load, if any, as established by FSC. The sales loads for any Fund or Class shall be those set forth in its prospectus. The portion of the sales load payable to the Financial Instituion may be changed at any time at FSC's sole discretion upon thirty
    (30) days' written notice to the Financial Institution.

        (b) Transactions may be settled by the Financial Institution: (1) by payment of the full purchase price to FSC less an amount equal to the Financial Institution's applicable percentage of the sales load, or (2) by payment of the full purchase price to FSC, in which case FSC shall pay to the Financial Institution, not less frequently than monthly, the aggregate fees due it on orders received and settled.

    5. Payment of Rule 12b-1 Fees to the Financial Institution.

    Subject to and in accordance with the terms of each Fund or Class prospectus and the Rule 12b-1 Plan, if any, adopted by resolution of theBoard of Trustees, and the shareholders of any Fund or Class pursuant to Rule 12b-1 under the Investment Company Act of 1940, FSC may pay fees for sales and/or administrative support services to certain financial institutions (such as banks and securities dealers). The Financial Institution may serve as an Administrator, in accordance with the terms of the form of Rule 12b-1 Agreement attached as Appendix A, for all of its customers who purchase Shares of any Funds or Classes whose prospectuses provide for the use of Administrators.

     6. Delivery of Prospectuses to Customers.

    The Financial Institution will deliver or cause to be delivered to each customer, at or prior to the time of any purchase of Shares, a copy of the prospectus of the Fund or Class. The Financial Institution shall not make any representations concerning any Shares other than those contained in the prospectus of the Fund or Class or in any promotional materials or sales literature furnished to the Financial Institution by FSC or the Fund or Class.

    7. Indemnification.

        (a) The Financial Institution shall indemnify and hold harmless FSC, the Trust, the transfer agents of the Trust, and their respective subsidiaries, affiliates, officers, directors, agents and employees from all direct or indirect liabilities, losses or costs (including attorneys fees) arising from, related to or otherwise connected with: (1) any breach by the Financial Institution of any provision of this Agreement; or (2) any actions or omissions of FSC, the Trust, the transfer agents of the Trust, and their subsidiaries, affiliates, officers, directors, agents and employees in reliance upon any oral, written or computer or electronically transmitted instructions believed to be genuine and to have been given by or on behalf of the Financial Institution.

        (b) FSC shall indemnify and hold harmless the Financial Institution and its subsidiaries, affiliates, officers, directors, agents and employees from and against any and all direct or indirect liabilities, losses or costs (including attorneys fees) arising from, related to or othereise connected with: (1) any breach by FSC of any provision of this Agreement; or (2) any alleged untrue statement of a material fact contained in the Trust's Registration Statement or Prospectuses, or as a result of or based upon any alleged omission to state a material fact required to be stated, or necessary to make the statements not misleading.

        (c) The agreement of the parties in this Paragraph to indemnify each other is conditioned upon the party entitled to indemnification (Indemnified Party) giving notice to the party required to provide indemnification (Indemnifying Party) promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Indemnified Party. The Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the

    Indemnified Party (which approval shall not unreasonably be withheld), and that the Indemnified Party may participate in such defense at its expense. The failure of the Indemnified Party to give notice as provided in this subparagraph (c) shall not relieve the Indemnifying Party from any liability other than its indemnity obligation under this Paragraph. No Indemnifying Party, in the defense of any such claim or litigation, shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation.

        (d) The provisions of this Paragraph 7 shall survive the termination of this Agreement.

    8. Customer Names Proprietary to the Financial Institution.

        (a) The names of the Financial Institution's customers are and shall remain the Financial Instituition's sole property and shall not be used by FSC or its affiliates for any purpose except the performance of its duties and responsibilities under this Agreement and except for servicing and informational mailings relating to the Trust. Nothwithstanding the foregoing, this Paragraph 8 shall not prohibit FSC or any of its affililates from utilizing the names of the Financial Institution's customers for any purpose if the names are obtained in any manner other than from the Financial Institution pursuant to this Agreement.

        (b) Neither party shall use the name of the other party in any manner without the other party's written consent, except as required by any applicable federal or state law, rule or regulation, and except pursuant to any mutually agreed upon promotional programs.

        (c) The provisions of this Paragraph 8 shall survive the termination of this Agreement.

    9. Solicitation of Proxies.

    The Financial Institution agrees not to solicit or cause to be solicited directly, or indirectly, at any time in the future, any proxies from the shareholders of the Trust in opposition to proxies solicited by management of the Trust, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of Trustees of the Trust constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This Paragraph 9 will survive the term of this Agreement.

    10. Certification of Customers' Taxpayer Indentification Numbers.

    The Financial Institution agrees to obtain any taxpayer identification number certification from its customers required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

    11. Notices.

    Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to FSC shall be given or sent to FSC at its offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779, and all notices to the Financial Institution shall be given or sent to it at its address shown below.

    12. Termination and Amendment.

        (a) This Agreement shall become effective in this form as of the date set forth below and may be terminated at any time by either party upon thirty (30) days' prior notice to the other party. This Agreement supersedes any prior sales agreements between the parties.

        (b) This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Financial Institution's address, as shown below. If the Financial Instituton does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Financial Institution's objection must be in writing and be received by FSC within such thirty (30) days.

    13. Governing Law.

    This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                             ___________________________________
                                             [Financial Institution Name]
                                             (Please Print or Type)

                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City      State      Zip Code

                                             By:________________________________
                                                Authorized Signature
Dated:                                       ___________________________________
                                             Title
                                             ___________________________________
                                             Print Names or Type Name



                                             FEDERATED SECURITIES CORP.
                                             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779


                                             By:________________________________
                                                James F. Getz, President

                                 BLANCHARD FUNDS

                      FORM OF INVESTMENT ADVISORY CONTRACT

    This Contract is made this __________ day of __________, 1995 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

    WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of1940, as amended, and is registered as such with the Securities and Exchange Commission; and

    WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

    1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Adviser shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.

    2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits and may be on file with the Securities and Exchange Commission.

    3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitatlon, the expenses of organizing the Trust and continuing its existence; fees and expenses of trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

    4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

    5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the Adviser shall reduce its investment advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its investment advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly investment advisory fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

    6. The net asset value of each Fund's Shares as used herein will he calculated to the nearest 1/10th of one cent.

    7. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Funds, voluntarily declare to be effective.

    8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

    9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.

    10. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

    11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

    12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

    13. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

    14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

    15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

    16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                    EXHIBIT A
                                     to the
                          Investment Advisory Contract


                          Blanchard Global Growth Fund

                    Blanchard 100% Treasury Money Market Fund

                     Blanchard Short-Term Global Income Fund

                         Blanchard American Equity Fund

                         Blanchard Flexible Income Fund

                         Blanchard Short-Term Bond Fund

                      Blanchard Flexible Tax-Free Bond Fund

                    Blanchard Worldwide Emerging Markets Fund


    For all services rendered by Adviser hereunder, the above-named Funds of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund.


NAME OF FUND                                  PERCENTAGE OF NET ASSETS
------------                                  ------------------------
Blanchard  Global  Growth Fund                1.00% of the first $150 million of average  daily net
                                              assets, .875% of the Fund's average daily net assets in
                                              excess of $150 million but not exceeding $300 million
                                              and .75% of the Fund's average daily net assets in
                                              excess of $300 million.

Blanchard 100% Treasury Money Market Fund     .5% of the first $500 million of the Fund's average daily
                                              net assets, .475% of the Fund's average daily net assets
                                              in excess of $500  million but not  exceeding  $1 billion, plus .45% of the Fund's average daily net assets in
                                              excess of $1 billion.

Blanchard Short-Term Global Income Fund       .75%

Blanchard American Equity Fund                1.10%

Blanchard Flexible Income Fund                .75%

Blanchard Short-Term Bond Fund                .75%

Blanchard Flexible Tax-Free Bond Fund         .75%

Blanchard Worldwide Emerging Markets Fund     1.25%

    The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

                                    EXHIBIT B
                                     to the
                          Investment Advisory Contract


                         Blanchard Growth & Income Fund
                         Blanchard Capital Growth Fund


    The Trust shall pay to VCM, on behalf of the Funds, monthly compensation at the annual rate of 1.10% of each Fund's average daily net assets, .40% of which, which would otherwise be received by VCM and paid to The Chase Manhattan Bank, N.A. ("Chase") for portfolio advisory services, shall be paid to Chase directly by the Capital Growth Portfolio and the Growth & Income Portfolio, respectively under separate investment advisory agreements between Chase and the Captal Growth Portfolio and Chase and the Growth & Income Portfolio.

    The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of each Fund.


    Witness the due execution hereof this     day of __________, 1995.



ATTEST:                                  Virtus Capital Management, Inc.


_____________________________________    By:____________________________________
                            Secretary                   Executive Vice President




ATTEST:                                  Blanchard Funds


_____________________________________    By:____________________________________
                  Assistant Secretary                             Vice President

                                 BLANCHARD FUNDS

                            FORM OF DISTRIBUTION PLAN

    This Distribution Plan ("Plan") is adopted as of this ____________, 1995, by the Board of Trustees of Blanchard Funds (the "Trust"), a Massachusetts business trust with respect to certain classes of shares ("Classes") of the portfolios of the Trust (the "Funds") set forth in exhibits hereto.

    1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Act") so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares").

    2. This Plan is designed to provide incentives to financial institutions ("Financial Institutions") to sell Shares and enable the Funds to pay for the costs and expenses of preparing, printing and distributing prospectuses and sales literature (including those sent to shareholders, prospective shareholders, and Financial Institutions) and the costs of the expenses of the implementation and operation of the Plan. Federated Securities Corp. ("FSC") will pay Financial Institutions a fee in respect of Shares of the Funds owned from time to time by their clients or customers. The schedules of such fees paid or reimbursed by the Trust and the basis upon which such fees shall be paid or reimbursed shall be determined from time to time by the Trust's Board of Trustees in respect of the Classes as set forth on the applicable exhibit.

    3. Any payment to Financial Institutions paid or reimbursed by the Trust will be made by FSC pursuant to the "Distributor's Contract" and the "Rule 12b-1 Agreement" which are related documents to the Plan.

    4. FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Rule 12b-1 Agreement.

    5. Quarterly in each year that this Plan remains in effect, the Funds' distributor shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

    6. This Plan shall become effective with respect to each Class ( i) after approval by majority votes of: (a) the Trust's Board of Trustees; (b) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on the Plan; and (c) the outstanding voting securities of the particular Class, as defined in Section 2(a)(42) of the Act and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

    7. This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.

    8. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.

    9. This Plan may not be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Funds as defined in Section 2(a)(42) of the Act.

    10. This Plan may be terminated with respect to a particular Fund at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Fund as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days notice to the particular Fund.

    11. While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

    12. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

    13. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                                   EXHIBIT A
                                     to the
                               Distribution Plan


                                BLANCHARD FUNDS

                          Blanchard Global Growth Fund

                    Blanchard Short-Term Global Income Fund

                         Blanchard American Equity Fund

                         Blanchard Flexible Income Fund

                         Blanchard Short-Term Bond Fund

                     Blanchard Flexible Tax-Free Bond Fund

                   Blanchard Worldwide Emerging Markets Fund

                         Blanchard Growth & Income Fund

                         Blanchard Capital Growth Fund

    This Distribution Plan is adopted by Blanchard Funds with respect to the Classes of Shares of the portfolios of the Trust set forth above ("Class").

    The fees to be paid by FSC and reimbursed by the Class shall not exceed the annual rate of .25 of 1% of the average aggregate net asset value of the Shares of the of Blanchard Short-Term Global Income Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Bond Fund and Blanchard Flexible Tax-Free Bond Fund, .50 of 1% of the average aggregate net asset value of the shares of Blanchard American Equity Fund, Blanchard Worldwide Emerging Markets Fund, Blanchard Growth & Income Fund and Blanchard Capital Growth Fund, and .75 of 1% of the average aggregate net asset value of the shares of Blanchard Global Growth Fund, held during the month.

    Witness the due execution hereof this 1st day of __________, 1995.


                                             BLANCHARD FUNDS


                                             By:________________________________
                                             President

                                 BLANCHARD FUNDS

                         FORM OF DISTRIBUTOR'S CONTRACT

    AGREEMENT made this _____________ day of __________, 1995, by and between Blanchard Funds (the "Trust"), a Massachusetts business trust, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.

    In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1. The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Trust. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibits to this Agreement.

    2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.

    3. Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust.

    4. This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan ("Disinterested Trustees") cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

    5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Trust.

    6. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

    7. FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

    8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

    9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

    10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and
        Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

        If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

        (b) FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

        (c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

        (d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or
        (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

    11. FSC is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

    12. If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

    13. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

                                    Exhibit B
                                     to the
                             Distributor's Contract


                                 BLANCHARD FUNDS

                          Blanchard Global Growth Fund

                     Blanchard Short-Term Global Income Fund

                         Blanchard American Equity Fund

                         Blanchard Flexible Income Fund

                         Blanchard Short-Term Bond Fund

                      Blanchard Flexible Tax-Free Bond Fund

                    Blanchard Worldwide Emerging Markets Fund

                         Blanchard Growth & Income Fund

                          Blanchard Capital Growth Fund

    The following provisions are hereby incorporated and made part of the Distributor's Contract dated ___________, 1995, between Blanchard Funds and Federated Securities Corp. with respect to the Class of the Fund set forth above:

    1. The Trust hereby appoints FSC to select a group of financial institutions ("Financial Institutions") to sell shares of the above-listed series and Class ("Shares"), at the current offering price thereof as described and set forth in the prospectuses of the Trust.

    2. FSC will enter into separate written agreements with various firms to provide the services set forth in Paragraph 1 herein. During the term of this Agreement, the Trust will reimburse FSC for payments made by FSC to obtain services pursuant to this Agreement, a monthly fee computed at the annual rate of up to .25 of 1% of the average aggregate net asset value of the Shares of the of Blanchard Short-Term Global Income Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Bond Fund and Blanchard Flexible Tax-Free Bond Fund, .50 of 1% of the average aggregate net asset value of the shares of Blanchard American Equity Fund, Blanchard Worldwide Emerging Markets Fund, Blanchard Growth & Income Fund and Blanchard Capital Growth Fund, and .75 of 1% of the average aggregate net asset value of the shares of Blanchard Global Growth Fund, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month. The fees paid hereunder shall be in an amount equal to the aggregate amount of periodic fees paid by FSC to Financial Institutions pursuant to Paragraph 3 herein.

    3. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Trust's Board of Trustees.

    4. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

    5. In the event any amendment to this Agreement materially increases the fees set forth in Paragraph 2, such amendment must be approved by a vote of a majority of the outstanding voting securities of the appropriate Fund or Class.

    In consideration of the mutual covenants set forth in the Distributor's Contract dated 1995 between Blanchard Funds and Federated Securities Corp., Blanchard Funds executes and delivers this Exhibit on behalf of the Blanchard Global Growth Fund, Blanchard Short-Term Global Income Fund, Blanchard American Equity Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Bond Fund, Blanchard Flexible Tax-Free Bond Fund, Blanchard Worldwide Emerging Markets Fund, Blanchard Growth & Income Fund, Blanchard Capital Growth Fund and with respect to the classes first set forth in this Exhibit.

    Witness the due execution hereof this 1st day of __________, 1995.



ATTEST:                                  BLANCHARD FUNDS


_____________________________________    By:____________________________________
                            Secretary                                  President

(SEAL)


ATTEST:                                  FEDERATED SECURITIES CORP.


_____________________________________    By:____________________________________
                            Secretary                   Executive Vice President

(SEAL)

                          FORM OF RULE 12B-1 AGREEMENT

    This Agreement is made between the Financial Institution executing this Agreement ("Institution") and Federated Securities Corp ("FSC") For the mutual funds (referred to individually as the Fund and collectively as the Funds") for which FSC serves as Distributor of shares of beneficial interest or capital stock ("Shares") and which have adopted a Rule 12b-1 Plan ('Plan") and approved this form of Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940. In consideration of the mutual covenants hereinafter contained, it as hereby agreed by and between the parties hereto as follows:

    1. FSC hereby appoints Institution to render or cause to be rendered distribution and sales services to the Funds and their shareholders

    2 The services to be provided under Paragraph 1 may include, but are not limited to, the following:

        (a) reviewing the activity in Fund accounts;

        (b) providing training and supervision of its personnel;

        (c) maintaining and distributing current copies of prospectuses and shareholder reports;

        (d) advertising the availability of its services and products;

        (e) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; and

        (f) responding to customers' and potential customers questions about the Funds.

    3. During the term of this Agreement, FSC will pay the Institution fees for each Fund as set forth in a written schedule delivered to the Institution pursuant to this Agreement. FSC's fee schedule for Institution may be changed by FSC sending a new fee schedule to Institution pursuant to Paragraph 12 of this Agreement For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate probation of the fee on the basis of the number of days that the Rule 12b-1 Agreement is in effect during the quarter.

    4. The Institution will not perform or provide any duties which would cause it to be a fiduciary with respect to plans or accounts governed by Section 4975 of the Internal Revenue Code, as amended. For purposes of that Section, the Institution understands that any person who exercises any discretionary authority or discretionary control with respect to any individual retirement account or its assets or who renders investment advice for a fee, or has any authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of such an discount, is a fiduciary.

    5. The Institution understands that the Department of Labor views ERISA as prohibiting fiduciaries of discretionary ERISA assets from receiving fees or other compensation from funds in which the fiduciary s discretionary ERISA assets are invested, except to the extent permitted by PTE 77-3 and PTE 77-4. To date, the Department of Labor has not issued any exemptive order or Advisory opinion that would exempt fiduciaries from this interpretation. Without specific authorization from the Department of Labor, fiduciaries should carefully avoid investing discretionary assets in any fund pursuant to an arrangement where the fiduciary is to be compensated by the fond for such investment. Receipt of such compensation could violate ERISA provisions against fiduciary self-dealing and conflict of interest and could subject the Fiduciary to substantial penalties.

    6. The Institution agrees not to solicit or cause to be solicited directly, or indirectly at any time in the future any proxies from the shareholders of any or all of the Funds in opposition to proxies solicited by management of the Fund or Funds, unless a court of competent jurisdiction shall so direct or shall have determined that the conduct of a majority of the Board of Directors or Trustees of the Fund or Funds constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This paragraph 6 will survive the term of this Agreement.

    7. With respect to each Fund, this Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Directors or Trustees of the Fund, including a majority of the members of the Board of Directors or Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Fund's Plan or in any related documents to the Plan ("Disinterested Directors or Trustees") cast in person at a meeting called for that purpose.

    8. Notwithstanding paragraph 7, this Agreement may be terminated as follows:

        (a) at any time without the payment of any penalty, by the vote of a majority of the Disinterested Directors or Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 on not more than sixty (60) days' written notice to the parties to this Agreement;

        (b) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940 or upon the termination of the "Distributor's Contract" between the Fund and FSC; and

        (c) by either party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

    9. The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

    10. The Institution agrees to use its reasonable efforts to obtain any taxpayer identification number certification from its customers required under
Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

    11. This Agreement supersedes any prior service agreements between the parties for the Funds.

    12. This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Institution's address, as shown below. If the Institution does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Institution's objection must be in writing and be received by FSC within each thirty days.

    13. This Agreement shell be construed in accordance with the Laws of the Commonwealth of Pennsylvania.

                                             ___________________________________
                                                  [Institution]
                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City      State      Zip Code

Dated: __________________________, 1995      By:________________________________
                                             Authorized Signature

                                             ___________________________________
                                             Title

                                             ___________________________________
                                             Print Name of Authorized Signature



                                             FEDERATED SECURITIES CORP.
                                             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779


                                             By:________________________________
                                                James F. Getz, President

                                   APPENDIX A

                              RULE 12B-1 AGREEMENT

    This agreement is made between the Financial Institution executing this Agreement ("Administrator") and Federated Securities Corp. ("FSC") for the mutual funds (referred to individually as the "Fund" and collectively as the "Funds") for which FSC serves as Distributor of shares of beneficial interest or capital stock ("Shares") and which have adopted a Rule 12b-1 Plan ("Plan") and approved this form of agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940. In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1. FSC hereby appoints Administrator to render or cause to be rendered sales and administrative support services to the Funds and their shareholders.

    2. The services to be provided under Paragraph 1 may include, but are not limited to advertising, compensation of sales personnel, mailing of prospectuses, providing assistance and review in designing materials to send to potential customers, and such other services as are primarily intended to result in sales of Shares by the Funds.

    3. During the term of this Agreement, FSC will pay the Administrator fees for each Fund as set forth in a written schedule delivered to the Administrator pursuant to this Agreement. FSC's fee schedule for Administrator may be changed by FSC sending a new fee schedule to Administrator pursuant to Paragraph 12 of this Agreement. For the payment period in which this Agreement become effective or terminates, there shall be an appropriate proration of the fee on the basis of the number of days that the Rule 12b-1 Agreement is in effect during the quarter.

    4. The Administrator will not perform or provide any duties which would cause it to be a fiduciary under Section 4975 of the Internal Revenue Code, as amended. For purposes of that Section, the Administrator understands that any person who exercises any discretionary authority or discretionary control with respect to any individual retirement account or its assets, or who renders investment advice for a fee, or has any authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of such an account, is a fiduciary.

    5. The Administrator understands that the Department of Labor views ERISA as prohibiting fiduciaries of discretionary ERISA assets from receiving administrative service fees or other compensation from funds in which the fiduciary's discretionary ERISA assets are invested. To date, the Department of Labor has not issued any exemptive order or advisory opinion that would exempt fiduciaries from this interpretation. Without specific authorization from the Department of Labor, fiduciaries should carefully avoid investing discretionary assets in any fund pursuant to an arrangement where the fiduciary is to be compensated by the fund for such investment. Receipt of such compensation could violate ERISA provisions against fiduciary self-dealing and conflict of interest and could subject the fiduciary to substantial penalties.

    6. The Administrator agrees not to solicit or cause to be solicited directly, or indirectly at any time in the future, any proxies from the shareholders of any or all of the Funds in opposition to proxies solicited by management of the Fund or Funds, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of Directors or Trustees of the Fund or Funds constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This paragraph 6 will survive the term of this Agreement.

    7. With respect to each Fund, this Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Directors or Trustees of the Fund, including a majority of the members of the Board of Directors or Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Fund's Plan or in any related documents to the Plan ("Disinterested Directors or Trustees") cast in person at a meeting called for that purpose.

    8. Notwithstanding paragraph 7, this Agreement may be terminated as follows;

        (a) at any time, without the payment of any penalty, by the wrote of a majority of the Disinterested Directors or Trustees of the Fund or by a vole of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 on not more than sixty (60) days' written notice to the parties to this Agreement;

        (b) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940 or upon the termination of the "Administrative Support and Distributor's Contract" or "Distributor's Contract" between the Fund and FSC; and

        (c) by either party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

    9. The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

    10. The Administrator agrees to obtain any taxpayer identification number certification from its customers required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

    11. This Agreement supersedes any prior service agreements between the parties for the Fund.

    12. This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Administrator's address, as shown below. If the Administrator does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Administrator's objection must be in writing and be received by FSC within such thirty days.

    13. This Agreement shall be construed in accordance with the Laws of the Commonwealth of Pennsylvania.


                                             ___________________________________
                                             Administrator

                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City      State      Zip Code

                                             By:________________________________
                                                Authorized Signature
Dated:
                                             ___________________________________
                                             Title

                                             ___________________________________
                                             Print Name of Authorized Signature



                                             FEDERATED SECURITIES CORP.
                                             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779


                                             By:________________________________
                                                James F. Getz, President

             FORM OF SALES AGREEMENT WITH FEDERATED SECURITIES CORP

    This Agreement is entered into between the financial institution executing this Agreement ("Financial Institution") and Federated Securities Corp. ("FSC") for The Blanchard Funds (the "Trust"), which may be offered in one or more series (the "Funds") and classes (the "Classes") of shares ("Shares"), for which FSC serves as Distributor of shares of beneficial interest or capital stock. The Funds or Classes to which this Agreement applies are set forth in Schedule A hereto.


1. Status of Financial Institution as "Bank" or Registered Broker-Dealer

    The Financial Institution represents and warrants to FSC that:

        (a) It is either a "bank" as that term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934 ("Exchange Act") or a broker-dealer registered with the Securities and Exchange Commission.

        (b) If the Financial Institution is a "bank", it is a duly organized and validly existing bank in good standing under the laws of the jurisdiction in which it is organized. The Financial Institution agrees to give written notice to FSC promptly in the event that it shall cease to be a "bank" as defined in Section 3(a)(6) of the Exchange Act. In that event, this Agreement shall be automatically terminated upon such written notice.

        (c) If the Financial Institution is a registered broker-dealer, it is a member of the NASD and it agrees to abide by all of the rules and regulations of the NASD including, without limitation, the NASD Rules of Fair Practice. The Financial Institution agrees to notify FSC immediately in the event of (1) its expulsion or suspension from the NASD, or (2) its being found to have violated any applicable federal or state law, rule or regulation arising out of its activities as a broker-dealer or in connection with this Agreement, or which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement. The Financial Institution's expulsion from the NASD will automatically terminate this
    Agreement immediately without notice. Suspension of the Financial Institution from the NASD for violation of any applicable federal or state law, rule or regulation will terminate this Agreement effective immediately upon FSC's written notice of termination to the Financial Institution.

2. Financial Institution Acts as Agent for its Customers

    The parties agree that in each transaction in the Shares of the Trust: (a) the Financial Institution is acting as agent for the customer; (b) each transaction is initiated solely upon the order of the customer; (c) as between the Financial Institution and its customer, the customer will have full beneficial ownership of all Shares of the Trust to which this Agreement applies;
(d) each transaction shall be for the account of the customer and not for the Financial Institution's account; and (e) each transaction shall be without recourse to the Financial Institution provided that the Financial Institution acts in accordance with the terms of this Agreement. The Financial Institution shall not have any authority in any transaction to act as FSC's agent or as agent for the Trust.

3. Execution of Orders for Purchase and Redemption of Shares

        (a) All orders for the purchase of any Shares shall be executed at the then current public offering price per share (i.e., the net asset value per share plus the applicable sales load, if any) and all orders for the redemption of any Shares shall be executed at the net asset value per share, plus any applicable redemption charge, in each case as described in the prospectus of the Fund or Class. FSC and the Trust reserve the right to reject any purchase request at their sole discretion. If required by law, each transaction shall be confirmed in writing on a fully disclosed basis and, if confirmed by FSC, a copy of each confirmation shall be sent simultaneously to the Financial Institution if the Financial Institution so requests.

        (b) The procedures relating to all orders and the handling of them will be subject to the terms of the prospectus of each Fund or Class and PSC's written instructions to the Financial Institution from time to time.

        (c) Payments for Shares shall be made as specified in the applicable Fund or Class prospectus. If payment for any purchase order is not received in accordance with the terms of the applicable Fund or Class prospectus, FSC reserves the right, without notice, to cancel the sale and to hold the Financial Institution responsible for any loss sustained as a result thereof.

        (d) The Financial Institution agrees to provide such security as is necessary to prevent any unauthorized use of the Trust's recordkeeping system, accessed via any computer hardware or software provided to the Financial Institution by FSC.


4. Fees Payable to the Financial Institution from Sales Loads

        (a) On each order accepted by FSC, in exchange for the performance of sales and/or administrative services, the Financial Institution will be entitled to receive from the amount paid by the Financial Institution's customer the applicable percentage of the sales load, if any, as established by FSC. The sales loads for any Fund or Class shall be those set forth in its prospectus. The portion of the sales load payable to the Financial Institution may be changed at any time at FSC's sole discretion upon thirty
    (30) days' written notice to the Financial Institution.

        (b) Transactions may be settled by the Financial Institution: (1) by payment of the full purchase price to FSC less an amount equal to the Financial Institution's applicable percentage of the sales load, or (2) by payment of the full purchase price to FSC, in which case FSC shall pay to the Financial Institution, not less frequently than monthly, the aggregate fees due it on orders received and settled.

5. Payment of Rule 12b-1 Fees to the Financial Institution

    Subject to and in accordance with the terms of each Fund or Class prospectus and the Rule 12b-1 Plan, if any, adopted by resolution of the Board of Trustees, and the shareholders of any Fund or Class pursuant to Rule 12b-1 under the Investment Company Act of 1940, FSC may pay fees for sales and/or administrative support services to certain financial institutions (such as banks and securities dealers). The Financial Institution may serve as an Administrator, in accordance with the terms of the form of Rule 12b-1 Agreement attached as Appendix A, for all of its customers who purchase Shares of any Funds or Classes whose prospectuses provide for the use of Administrators.

6. Delivery of Prospectuses to Customers

    The Financial Institution will deliver or cause to be delivered to each customer, at or prior to the time of any purchase of Shares, a copy of the prospectus of the Fund or Class. The Financial Institution shall not make any representations concerning any Shares other than those contained in the prospects of the Fund or Class or in any promotional materials or sales literature furnished to the Financial Institution by FSC or the Fund or Class.

7. Indemnification

        (a) The Financial Institution shall indemnify and hold harmless FSC, the Trust, the transfer agents of the Trust, and their respective subsidiaries, affiliates, officers, directors, agents and employees from all direct or indirect liabilities, losses or costs (including attorneys fees) arising from, related to or otherwise connected with: (1) any breach by the Financial Institution of any provision of this Agreement; or (2) any actions or omissions of FSC, the Trust, the transfer agents of the Trust, and their subsidiaries, affiliates, officers, directors, agents and employees in reliance upon any oral, written or computer or electronically transmitted instructions believed to be genuine and to have been given by or on behalf of the Financial Institution.

        (b) FSC shall indemnify and hold harmless the Financial Institution and its subsidiaries, affiliates, officers, directors, agents and employees from and against any and all direct or indirect liabilities, losses or costs (including attorneys fees) arising from, related to or otherwise connected with: (1) any breach by FSC of any provision of this Agreement; or (2) any alleged untrue statement of a material fact contained in the Trust's Registration Statement or Prospectuses, or as a result of or based upon any alleged omission to state a material fact required to be stated, or necessary to make the statements not misleading.

        (c) The agreement of the parties in this Paragraph to indemnify each other is conditioned upon the party entitled to indemnification (Indemnified Party) giving notice to the party required to provide indemnification (Indemnifying Party) promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Indemnified Party. The Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (which approval shall not unreasonably be withheld), and that the Indemnified Party may participate in such defense at its expense. The failure of the Indemnified Party to give notice as provided in this subparagraph (c) shall not relieve the Indemnifying Party from any liability other than its indemnity obligation under this Paragraph. No Indemnifying Party, in the defense of any such claim or litigation, shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation.

        (d) The provisions of this Paragraph 7 shall survive the termination of this Agreement.

8. Customer Names Proprietary to the Financial Institution

        (a) The names of the Financial Institution's customers are and shall remain the Financial Institution's sole property and shall not be used by FSC or its affiliates for any purpose except the performance of its duties and responsibilities under this Agreement and except for servicing and informational mailings relating to the Trust. Notwithstanding the foregoing, this Paragraph 8 shall not prohibit FSC or any of its affiliates from utilizing the names of the Financial Institution's customers for any purpose if the names are obtained in any manner other than from the Financial Institution pursuant to this Agreement.

        (b) Neither party shall use the name of the other party in any manner without the other party's written consent, except as required by any applicable federal or state law, rule or regulation, and except pursuant to any mutually agreed upon promotional programs.

        (c) The provisions of this Paragraph 8 shall survive the termination of this Agreement.

9. Solicitation of Proxies

    The Financial Institution agrees not to solicit or cause to be solicited directly, or indirectly, at any time in the future, any proxies from the shareholders of the Trust in opposition to proxies solicited by management of the Trust, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of Trustees of the Trust constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This Paragraph 9 will survive the term of this Agreement.

10. Certification of Customers' Taxpayer Identification Numbers

    The Financial Institution agrees to obtain any taxpayer identification number certification from its customers required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

11. Notices

    Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to FSC shall be given or sent to FSC at its offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779, and all notices to the Financial Institution shall be given or sent to it at its address shown below.

12. Termination and Amendment

        (a) This Agreement shall become effective in this form as of the date set forth below and may be terminated at any time by either party upon thirty (30) days' prior notice to the other party. This Agreement supersedes any prior sales agreements between the parties.

        (b) This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Financial Institution's address, as shown below. If the Financial Institution does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Financial Institution's objection must be in writing and be received by FSC within such thirty (30) days.

13. Governing Law

    This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                             ___________________________________
                                             [Financial Institution Name]
                                             (Please Print or Type)

                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City      State      Zip Code

                                             By:________________________________
                                                Authorized Signature
Dated: __________
                                             ___________________________________
                                             Title

                                             ___________________________________
                                             Print Names or Type Name



                                             FEDERATED SECURITIES CORP.
                                             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779


                                             By:________________________________
                                                James F. Getz, President

                 AMENDMENT TO AGREEMENT AND DECLARATION OF TRUST

    Article III of the Trust's Agreement and Declaration of Trust is hereby amended by adding the following Section 6 immediately following Section 5:

        Section 6. Notwithstanding anything in this Declaration of Trust to the contrary, the Trustees may, in their discretion, authorize the division of Shares of any series into Shares of one or more classes of such series. All Shares of a class shall be identical with each other and with the shares of each other class or subseries of the same series except for such variations between classes as may be approved by the Board of Trustees and be permitted under the 1940 Act or pursuant to any exemptive order issued by the Securities and Exchange Commission.

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                          BLANCHARD GLOBAL GROWTH FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                          BLANCHARD GLOBAL GROWTH FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                          BLANCHARD GLOBAL GROWTH FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                      BLANCHARD PRECIOUS METALS FUND, INC.
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:

                      BLANCHARD PRECIOUS METALS FUND, INC.

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                      BLANCHARD PRECIOUS METALS FUND, INC.


VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]






PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                    BLANCHARD 100% TREASURY MONEY MARKET FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                    BLANCHARD 100% TREASURY MONEY MARKET FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                    BLANCHARD 100% TREASURY MONEY MARKET FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                     BLANCHARD SHORT-TERM GLOBAL INCOME FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                     BLANCHARD SHORT-TERM GLOBAL INCOME FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                     BLANCHARD SHORT-TERM GLOBAL INCOME FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                         BLANCHARD AMERICAN EQUITY FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                         BLANCHARD AMERICAN EQUITY FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                         BLANCHARD AMERICAN EQUITY FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                         BLANCHARD FLEXIBLE INCOME FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                         BLANCHARD FLEXIBLE INCOME FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                         BLANCHARD FLEXIBLE INCOME FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                         BLANCHARD SHORT-TERM BOND FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                         BLANCHARD SHORT-TERM BOND FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                         BLANCHARD SHORT-TERM BOND FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                      BLANCHARD FLEXIBLE TAX-FREE BOND FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                    BLANCHARD WORLDWIDE EMERGING MARKETS FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                    BLANCHARD WORLDWIDE EMERGING MARKETS FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                    BLANCHARD WORLDWIDE EMERGING MARKETS FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 6          6. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                         BLANCHARD GROWTH & INCOME FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                         BLANCHARD GROWTH & INCOME FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                         BLANCHARD GROWTH & INCOME FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

PLEASE VOTE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                          BLANCHARD CAPITAL GROWTH FUND
                SPECIAL MEETING OF SHAREHOLDERS-___________, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS SPECIFIED.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S)_________________ AND _________________ OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE:


                          BLANCHARD CAPITAL GROWTH FUND

THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SUCH SHAREHOLDERS OF SAID FUND TO BE HELD AT THE OFFICES OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL, 919 THIRD AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10022, ON ____________, 1995 AT ______ A.M., AND AT ANY ADJOURNMENTS THEREOF.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS DO COME BEFORE THE MEETING,THE PERSONS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT WITH RESPECT THERETO IN ACCORDANCE WITH THE VIEW OF MANAGEMENT.

             IMPORTANT VOTING INSTRUCTIONS - URGENT ACTION REQUIRED

YOUR VOTE IS CRITICAL. PLEASE VOTE TODAY. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS AND HELP US OBTAIN A SUFFICIENT NUMBER OF SHARES TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL PROXY SOLICITATION.

YOU MAY CAST YOUR VOTE BY ANY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        1. BY PHONE: CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-733-8485, EXT. 450. OPERATORS WILL BE AVAILABLE TO TAKE YOUR VOTE 9:00 A.M. TO 11:00 P.M. EASTERN STANDARD TIME, MONDAY THROUGH FRIDAY.

        2. BY FAX: VOTE IN THE SPACES BELOW, SIGN AND FAX THIS PROXY CARD TO SHAREHOLDER COMMUNICATION CORPORATION TOLL-FREE AT 1-800-733-1885. YOU MAY FAX YOUR CARD AT ANY TIME, DAY OR NIGHT.


        3. BY MAIL: VOTE IN THE SPACES BELOW, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU HAVE ANY QUESTIONS, OR NEED ADDITIONAL ASSISTANCE WITH VOTING, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT 1-800-733-8485 ext.
450. WE THANK YOU FOR YOUR PROMPT RESPONSE.


TO VOTE MARK AN X BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS

(DETACH HERE AND RETURN THIS PORTION ONLY)

                          BLANCHARD CAPITAL GROWTH FUND



VOTE ON PROPOSAL 1          1. APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT,
                            TO  TAKE  EFFECT  UPON  THE  CLOSING OF THE PROPOSED
                            TRANSACTION  WITH SIGNET BANKING CORPORATION AND ITS
                            SUBSIDIARY, VIRTUS CAPITAL MANAGEMENT, INC.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]

VOTE ON PROPOSAL 2          2. TO ELECT NEW BOARD MEMBERS, THE NOMINEES ARE:
                            J. DONAHUE,  T. BIGLEY, J. CONROY, JR., W. COPELAND,
                            J. DOWD, L. ELLIS, E. FLAHERTY, JR., E. GONZALES, P.
                            MADDEN,  G. MEYER, J. MURRAY,  JR., W. POSVAR AND M.
                            SMUTS.

                            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


        FOR ALL
FOR      WITHHOLD EXCEPT

[ ]      [ ]      [ ]


VOTE ON PROPOSAL 3          3.  RATIFICATION   OF   SELECTION   OF   INDEPENDENT
                            ACCOUNTANTS.


FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 4          4. APPROVAL OF THE NEW DISTRIBUTION PLAN.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



VOTE ON PROPOSAL 5          5. APPROVAL OF AMENDMENT TO THE AGREEMENT  AND  DEC-
                            LARATION OF TRUST.

FOR      AGAINST  ABSTAIN

[ ]      [ ]      [ ]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN A PARTNERSHIP NAME BY AUTHORIZED PERSON.




________________________________________  ______________________________________
SIGNATURE                  DATE           SIGNATURE (JOINT OWNER)           DATE

                                   May 25, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
Attention: Document Control Room 1004

           Re: Blanchard Precious Metals Fund, Inc.
           File No. 3316755
           ----------------

Dear Sir or Madam:

    We are electronically filing via EDGAR, pursuant to Rule 14a-6c under the Securities Exchange Act of 1934, preliminary copies of proxy material, including a Shareholder letter, Notice of Special Meetings, Proxy Statement and form of Proxy, to be furnished to shareholders of Blanchard Funds and the Schedule 14A Information required to accompany the filing, in connection with the Special Meetings of Shareholders scheduled to be held on or about June 30, 1995. The $125 fee to cover filing fees for the preliminary proxy solicitation materials, pursuant to Rule 20a-l(c) of the Investment Company Act of 1940, was fedwired to your account at Mellon Bank on May 16, 1995.

                              Very truly yours,

                              Joanne Doldo
 JD:vec
        cc:     Arthur Kiriacon
                Lawrence Liebman, Esq.
                Eric Lomas
                Gerald Morris
                C. Grant Anderson, Esq.
                Robert Anderson
                David Galland
                Leslie P. Hunter
                Robert McHenry
                Paul Torre
                Joel Whitman
                John C. Coates IV, Esq.
                Marc Weitzen, Esq.
                Carl Frischling, Esq.
                Susan J. Penry-Williams, Esq.

             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-ll(c) or Section 240.14a-12

                      Blanchard Precious Metals Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                  Joanne Doldo
--------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

                Payment of Filing Fee (check appropriate box):

[X] $125 per Exchange Act Rule 20a-l(c)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(j)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

1.  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2.  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

4.  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount Previously Paid.

--------------------------------------------------------------------------------

2.  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

3.  Filing Party:

--------------------------------------------------------------------------------

4.  Date Filed:

--------------------------------------------------------------------------------